PROSPECTUS
                     EMERGING MARKETS GROWTH FUND, INC.
                              Common Stock
                     =================================
          Emerging Markets Growth Fund, Inc. (the "Fund") was established in March, 1986 in the United States under the laws of the State of Maryland. The Fund is a diversified, closed-end management investment company. The investment objective of the Fund is to seek long-term capital growth through investment in developing country equity securities. Investment in developing country securities involves certain risks and other considerations which are not normally involved in investment in securities of U.S. companies. See "Investment Objective and Policies" and "RISK FACTORS AND OTHER CONSIDERATIONS." The address of the Fund is 11100 Santa Monica Boulevard, Los Angeles, California USA 90025. Telephone: (310) 996-6000.

         The Fund's investment adviser is Capital International, Inc. (the "Manager").

          Prior to this offering there has been no public trading market for the Shares and none is expected to develop. Accordingly, the Shares should not be considered readily marketable. In addition, all Shareholders are required to enter into a Shareholders Agreement which imposes certain limitations and restrictions on the transfer of Shares. See "Shareholders Agreement and Restrictions on Transfer."

          This Prospectus sets forth concisely the information an investor should know before investing and should be retained for future reference. Additional information about the Fund has been filed with the U.S. Securities and Exchange Commission ("SEC") and is available from the Fund upon written or oral request and without charge.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVEDBY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                 Price to         Sales          Proceeds to
                 Public(1)        Load (2)       The Fund(3)

Per Share        $50.84            $ N/A          $50.84

Total (2)        $50.84            $ N/A          $1,516,894,778


(1) The Shares are offered on a best efforts basis by the officers and directors of the Fund. No commission or remuneration will be paid to such persons in connection with the sale of Shares. The Shares being sold include 28,755,000 shares currently being registered and 1,081,640 shares previously registered by the Fund that remained unsold as of October 31, 1995. The price to public is equal to the net asset value, next determined after the order to purchase Shares has been received by the Fund. As of October 31, 1995 the net asset value and price per Share was $50.84.
(2) Assuming all Shares currently registered are sold pursuant to continuous offering.
(3) Before deducting expenses of the offering borne by the Fund estimated to be $554,860.21


               The date of this Prospectus is February 14, 1996.

  ===================================================
                 T A B L E   O F   C O N T E N T S

===================================================
   Item                                       Page No.
   ----                                       -------

SUMMARY OF FUND EXPENSES                       3

PROSPECTUS SUMMARY                             4

FINANCIAL HIGHLIGHTS                           7

THE FUND                                       8

USE OF PROCEEDS                                9

RISK FACTORS AND OTHER CONSIDERATIONS          9

INVESTMENT OBJECTIVE AND POLICIES              11

MANAGEMENT                                     19

COMMON STOCK                                   25

PRINCIPAL SHAREHOLDERS                         26

THE OFFERING                                   27

SHARES ELIGIBLE FOR FUTURE SALE                28

VALUATION                                      29

DIVIDENDS AND DISTRIBUTIONS                    30

REPURCHASE OF SHARES                           30

SHAREHOLDERS AGREEMENT AND RESTRICTIONS ON TRANSFER   32

PORTFOLIO TRANSACTIONS AND BROKERAGE           32

REPORTS, LISTING AND PUBLICATION OF VALUE      33

TAX CONSIDERATIONS                             34

CUSTODIAN, DIVIDEND PAYING AGENT, TRANSFER AGENT AND REGISTRAR   38

INDEPENDENT ACCOUNTANTS AND LEGAL COUNSEL      38

SUPPLEMENTAL INFORMATION                       39

AVAILABLE INFORMATION                          39


                            SUMMARY OF FUND EXPENSES
Shareholder Transaction Expenses

         Sales Load (as a percentage of offering price)               None

         Dividend Reinvestment and Cash Purchase Plan Fees            None



Annual Fund Operating Expenses (as a percentage of net assets)


         Management Fees*                                             0.69%

         Other Expenses**
                                                                      0.25%

Total Annual Fund Operating Expenses***                                                                0.94%


The purpose of the table above is to help you understand all fees and expenses that you, as a Fund shareholder, would bear directly or indirectly.

* The Manager's fee, which is payable monthly, is assessed at the annual rates of 0.90% of the first $400 million of aggregate net assets; 0.80% of aggregate net assets from $400 million to $1 billion; 0.70% of aggregate net assets from $1 billion to $2 billion; 0.65% of aggregate net assets from $2 billion to $4 billion; 0.625% of aggregate net assets from $4 billion to $6 billion; 0.60% of aggregate net assets from $6 billion to $8 billion; 0.58% of aggregate net assets from $8 billion to $11 billion; and 0.56% of aggregate net assets in excess of $11 billion.

** "Other Expenses" are estimated and include non-U.S. taxes paid or accrued on net investment income as a result of investing in certain foreign countries.

*** The expenses shown in the table are for the current fiscal year and are based upon the net assets of the Fund after giving effect to the anticipated net proceeds from sales of Shares being offered by this Prospectus. Total expenses excluding non-U.S. taxes (as a percentage of net assets) are anticipated to be 0.91% for the current fiscal year.

Example

An investor would directly or indirectly pay the following expenses on a $1,000 investment in the Fund, assuming a 5% annual return:

One Year         Three Years        Five Years         Ten Years

$9               $29                $50                $112


          This "Example" assumes that all dividends and other distributions are reinvested at net asset value and that the percentage amounts listed under Annual Fund Operating Expenses remain the same in the years shown. The above tables and the assumption in the Example of a 5% annual return are required by regulation of the SEC applicable to all investment companies; the assumed 5% annual return is not a prediction of, and does not represent, the projected or actual performance of the Fund's Shares.

          THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES, AND THE FUND'S ACTUAL EXPENSES MAY BE MORE OR LESS THAN THOSE SHOWN.

                               PROSPECTUS SUMMARY

          The following summary is qualified in its entirety by the detailed information appearing elsewhere in this Prospectus.

THE FUND

Emerging Markets Growth Fund, Inc. (the "Fund") was established in March, 1986 as a corporation in the United States under the laws of the State of Maryland. The Fund is registered with the U.S. Securities and Exchange Commission as a closed-end diversified management investment company under the Investment Company Act of 1940 (the "Act").


INVESTMENT OBJECTIVE AND POLICIES

The investment objective of the Fund is to seek long-term capital growth through investment in developing country equity securities. A developing country security is a security of an issuer that is domiciled and has its principal place of business in a country which, in the opinion of the Fund's Board of Directors, is generally considered to be a developing country by the international financial community, including the International Bank for Reconstruction and Development ("The World Bank") and the International Monetary Fund. The Fund intends to invest principally in developing country securities that are listed on a bona fide securities exchange or are actively traded in an over-the-counter ("OTC") market and whose issuers are domiciled in countries that have securities markets approved for investment by the Fund's Board of Directors ("qualified markets"). In determining whether to approve markets for investment, the Board of Directors will take into account, among other things, market liquidity, investor information and government regulation, including fiscal and foreign exchange repatriation rules. The following countries currently have qualified markets: Argentina, Brazil, Chile, Colombia, Greece, Hungary, India, Indonesia, Jordan, Malaysia, Mexico, Pakistan, the People's Republic of China, Peru, the Philippines, Poland, Portugal, Republic of China (Taiwan), Russia, South Africa, South Korea, Sri Lanka, Thailand, Turkey and Venezuela. Consistent with the Fund's investment objective, the Fund also engages in foreign currency hedging transactions. See "Investment Objective and Policies." The Fund may also enter into transactions in derivative instruments for risk management, investment and other purposes including options on securities and securities indexes, futures contracts with respect to securities, securities indexes, or currencies, swap agreements, and equity-linked notes. These instruments may be more volatile than other portfolio instruments held by the Fund, and there can be no assurance that use of any such instrument will be successful in reducing portfolio risk or increasing portfolio returns. Successful use of these instruments by the Fund depends on the ability of the Adviser to correctly predict future movements in interest rates, security prices, or other market indicators.


THE OFFERING

Shares will be offered by the Fund on a continuous basis until all Shares offered hereunder have been sold; provided, however, the Fund may not sell shares in any month following a month end on which the Fund is not at least approximately 90% invested in developing country securities. This limitation may be modified at any time by the Board of Directors of the Fund. The Shares offered under this Prospectus include 28,755,000 Shares currently registered with the SEC as well as the unsold portion of 20,000,000 Shares that were previously registered (a total of 1,081,640 shares were unsold as of October 31, 1995). Shares may be purchased by notifying Abbe Shapiro by telephone (310-996-6153) or telecopy (310-996-6200). Assuming the investor suitability and minimum purchase requirements described herein have been met and the order has been accepted, the price of Shares will be the net asset value per Share next determined (on the last business day of each week and month). Payment, which may be in the form of check or by wire, must be received on or prior to the third business day following the date on which the price is determined at the direction of the Fund's officers. At the sole discretion of Capital International, Inc. (the "Manager"), investors may be permitted to purchase Shares by tendering to the Fund developing country securities which are determined by the Manager to be appropriate for the Fund's investment portfolio. See "The Offering."

INVESTOR SUITABILITY REQUIREMENTS AND MINIMUM PURCHASES

The Fund has established suitability standards which require that each investor that is a "company" (as that term is defined in the Act) must have total assets in excess of U.S. $5 million. A prospective investor that is a natural person must be an "accredited investor" within the meaning of Regulation D under the Securities Act of 1933. That is, such person must have an individual net worth in excess of U.S. $1 million or an individual income in excess of U.S. $200,000 during each of the two most recent years. The minimum initial purchase pursuant to this offering (for companies and natural persons) is $100,000 (approximately 1,967 Shares based on the offering price at the date of this Prospectus) and $25,000 thereafter. No investor may purchase or otherwise acquire an amount of Shares that would result in its owning, together with affiliates (as such term is defined under the Securities Exchange Act of 1934), more than 15% of the Fund's outstanding Shares (provided that this limitation shall not apply to the acquisition of Shares by reinvestment of dividends or capital gain distributions; and provided further, that any Shareholder of the Fund may purchase its pro rata portion of all Shares authorized for issuance and sale by the Fund without regard to this limitation).

BOARD OF DIRECTORS

The Fund's Board of Directors is responsible for the overall supervision of the operations of the Fund. See "Management."

INVESTMENT ADVISER

Capital International, Inc. manages the investment portfolio and business affairs of the Fund subject to policies established by the Fund's Board of Directors. See "Management."

MANAGER'S FEES AND OTHER EXPENSES

The Fund pays the Manager monthly a fee at the annual rate of 0.90% of the first $400 million of the aggregate net assets of the Fund. The annual rate is reduced to .80% of the aggregate net assets from $400 million to $1 billion; and to 0.70% of such aggregate net assets from $1 billion to $2 billion; 0.65% of aggregate net assets from $2 billion to $4 billion; 0.625% of aggregate net assets from $4 billion to $6 billion; 0.60% of aggregate net assets from $6 billion to $8 billion; 0.58% of aggregate net assets from $8 billion to $11 billion; and 0.56% of aggregate net assets in excess of $11 billion. The Manager's fee is higher than that paid by most other U.S. investment companies primarily because of the additional time and expense required of the Manager in pursuing the Fund's investment objective of seeking long-term capital growth through investment in developing country equity securities. In addition, other Fund expenses are borne by the Fund.

RESTRICTIONS ON TRANSFER

All Shares of the Fund--including the Shares to be issued in this offering--rank pari passu with all other Shares with respect to dividends, voting rights, liquidation rights and other matters. See "Management" and "Common Stock."

Each current holder of the Fund's Shares has entered into a Shareholders Agreement. Among other things, the Shareholders Agreement provides with respect to transfers of Shares that no Shareholder may transfer any Shares to a third party that is a company unless (i) the prospective purchaser represents that it has total assets in excess of U.S. $5 million; if the prospective purchaser is a natural person no Shares may be transferred unless the prospective purchaser satisfies (ii) and (iii) below, and the prospective purchaser has an individual net worth in excess of U.S. $1 million or an individual income in excess of U.S. $200,000 during each of the two most recent years; (ii) the seller transfers a sufficient number of Shares that their current net asset value, in the aggregate, equals or exceeds $100,000; and
(iii) the prospective purchaser will not own upon the transfer of Shares, either alone or together with any affiliate of the prospective purchaser, more than 15% of the Fund's Shares (provided that this limitation shall not apply to the acquisition of Shares by reinvestment of dividends or capital gain distributions; and provided further, that any Shareholder of the Fund may purchase its pro rata portion of all Shares authorized for issuance and sale by the Fund without regard to this limitation).

All investors purchasing Shares pursuant to this offering are required to enter into the Shareholders Agreement. See "Shareholders Agreement and Restrictions on Transfer."

In light of the risks involved in an investment in the Fund and the limited market for the Shares, Shares should not be purchased unless the purchaser is capable of bearing the significant risk of maintaining such an investment for an indefinite period.

TENDER OFFERS

The Fund's Board of Directors presently intends to consider, on approximately a quarterly basis, whether to authorize the repurchase by the Fund of up to 5% of the Fund's issued and outstanding Shares at the then net asset value of such Shares. There is no guarantee that the Fund will repurchase any Shares or that Shares tendered pursuant to a tender offer made by the Fund will in fact be purchased. The Fund has received an exemptive order from the SEC permitting the Fund to repurchase Shares in connection with tender offers while it is engaged in a continuous distribution of Shares. However, pursuant to that exemptive order the Fund has agreed to discontinue the offer and sale of Shares during the last five business days prior to termination of any tender offer. See "Repurchase of Shares."


RISK FACTORS AND OTHER CONSIDERATIONS

Investing in equity securities of issuers in a variety of developing countries involves certain special considerations, which may include (1) investment and repatriation restrictions, (2) currency fluctuations, (3) potential unusual market volatility, (4) government involvement in the private sector, (5) limited investor information, (6) shallow securities markets, (7) certain local tax law considerations, (8) limited regulation of the securities markets, (9) limitations on obtaining and enforcing judgment against non-U.S. residents,
(10) risks associated with investments in loan participations, (11) settlement risks, and (12) the risks associated with ownership of Russian securities. Although the foregoing considerations also may be present in the case of investments in securities of issuers located in the U.S. or other countries that are members of the Organization for Economic Cooperation and Development ("OECD"), they are present to a greater degree in connection with the Fund's investments in equity securities of issuers in developing countries. See "Risk Factors and Other Considerations." In addition, to the extent a secondary market for the Shares develops, investors should be aware that shares of closed-end investment companies frequently trade at a discount from net asset value. This risk may be greater for investors expecting to sell their Shares in a relatively short period after completion of the public offering. Accordingly, Shares of the Fund are designed primarily for long-term investors and should not be considered a vehicle for trading purposes. The net asset value of the Fund's Shares will fluctuate with price changes of the Fund's portfolio securities.


                           FINANCIAL HIGHLIGHTS

          The table below provides per share data and ratios for one share of the Fund for each of the periods shown. This information is supplemented by the financial statements and accompanying notes which appear elsewhere in this Prospectus. The financial statements and notes and the financial information in the table below have been audited by Price Waterhouse LLP, independent accountants, whose report thereon also is included elsewhere in this Prospectus.

Per-Share Data and Ratios

                                         Years Ended June 30,

                                          1995    1994     1993     1992     1991
                                         =======================================

Net Asset Value, Beginning of Period. .   $58.75     $44.95     $38.64     $32.73     $32.81

INCOME FROM INVESTMENT OPERATIONS:

Net investment income                    .87        .53        .62        .55        .83

Net realized and unrealized (losses) gains on investments before non-U.S. taxes   (.79)      15.29      7.33       8.87       3.89


Non-U.S. taxes                           (.03)      (.39)      .06        (.28)      (.38)

Total income from investment operations   .05        15.43      8.01       9.14       4.34

LESS DISTRIBUTIONS:

Dividends from net investment income     (.63)      (.49)      (.56)      (.56)      (.92)

Distributions from net realized gain     (5.81)     (1.14)     (1.14)     (2.67)     (3.50)

Total distributions                      (6.44)     (1.63)     (1.70)     (3..23)    (4.42)

Net Asset Value, End of Period           $52.36     $58.75     $44.95     $38.64     $32.73

Total Return/1/                          (1.22)%    34.33%     21.55%     29.73%     18.08%

RATIOS/SUPPLEMENTAL DATA:

Net assets, end of year (in millions)    $5,572     $4,170     $2,574     $1,561     $703

Ratio of expenses to average net assets   .91%       1.00%      1.01%      1.11%      1.18%

Ratio of expenses and non-U.S. taxes to average net assets   .94%       1.04%      1.07%      1.18%      1.31%

Ratio of net income to average net assets   1.70%      .91%       1.82%      1.84%      2.78%

Portfolio turnover rate                  23.75%     18.13%     11.97%     16.03%     26.38%


/1/ Total investment return is calculated assuming a purchase of common stock at the net asset value (net asset value is used because there has been no public trading for the shares and none is expected to develop) on the first day and a sale at the net asset value on the last day of each year reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan

                                   THE FUND

          Emerging Markets Growth Fund, Inc. (the "Fund") is a corporation organized under Maryland law on March 10, 1986 for the purpose of investing in developing country securities (as that term is defined below). The Fund is designed for institutional investors and "accredited investors" (see "Investor Suitability Requirements and Minimum Purchases," above) desiring to achieve international diversification by participating in the economies of various countries with emerging securities markets. By investing in the securities of several such markets, the Fund is intended to complement and provide an alternative to certain other investment companies which invest exclusively in the securities of issuers in a single country.

          The Fund was created to take advantage of a perceived growing potential for foreign portfolio investment in emerging securities markets. While the management of the Fund believes there may be regulatory, financial, technical and other barriers to the development of this potential, in the opinion of Fund management, substantial investment opportunities exist in these markets. The management of the Fund believes that the existence of these opportunities is supported by, among other things:

1) the performance in certain periods of a number of actively traded stocks of certain issuers in these markets;

2) the relatively low valuations, from time to time, of certain securities in these markets;

3) a growing desire for and knowledge concerning international diversification among portfolio investors; and

4) a growing receptiveness to foreign portfolio investment among policy makers in many developing countries, based on their growing appreciation for the important role of equity capital and the contribution of securities markets to a strong financial sector.

          The Fund's assets are invested in a relatively limited number of emerging securities markets. The Fund will seek access to securities markets in certain developing countries that are currently effectively closed to foreigners (non-residents). It is hoped that the Fund's activities will result in improvement in the terms of access to various markets.

          The management of the Fund believes that the Fund may provide investors with an opportunity to participate in the price appreciation of developing country securities. The management of the Fund also believes that the Fund will allow investors to diversify their portfolios by country and industry, thus reducing the risks associated with downturns in any one industry or market. Additionally, the Fund will allow for international diversification away from the more well-known securities of issuers located in countries that are members of OECD. HOWEVER, THERE CAN BE NO ASSURANCE THAT THESE OBJECTIVES WILL BE MET.
CAPITALIZATION

          To obtain its initial capitalization of $50,000,000, the Fund in June 1986 sold 5,000,000 shares at a price of $10.00 each in a private offering to a limited number of institutional investors. Since that time, the Fund has issued additional shares in several private offerings and several public offerings and pursuant to reinvestment of dividends and capital gain distributions to its Shareholders.

          As of October 31, 1995, there were 477 holders of Shares, and 109,842,866 Shares outstanding. The Fund's aggregate net assets were approximately $5,584 million. If all Shares offered by the Fund pursuant to this Prospectus are sold, the Fund would have 139,679,506 Shares outstanding and approximately $7,101 million in aggregate net assets (assuming all Shares had been sold at prices based on the net asset value per Share as of October 31, 1995).

          Currently, there are no outstanding warrants, rights, options or similar features relating to the purchase of the Fund's Shares (see "Common Stock"). The Board of Directors may from time to time permit the issuance of Shares for reinvestment of dividends or capital gain distributions or in additional private or public offerings. The Fund reserves the right to make additional private or public offerings in the future if it believes that such offerings would be in the best interests of the Fund and the Fund's Shareholders. In addition, the Fund expects to continue its current practice of issuing additional Shares for purposes of reinvestment of dividends and capital gain distributions.

                                  USE OF PROCEEDS

          The net proceeds to be paid to the Fund (estimated to be approximately $1,516,894,778 based on the price per Share as of October 31, 1995 if the 29,836,640 shares being offered in this Prospectus are sold) will be invested in accordance with the policies set forth under "Investment Objective and Polices." Pending investment in developing country equity securities, it is expected that the proceeds will be invested in money market instruments or other highly liquid debt instruments denominated in U.S. dollars or other freely convertible currencies. See "Investment Objective and Policies." The Fund expects that substantially all of the proceeds will be invested in accordance with its investment objective within three months after receipt thereof and, in any case, no more than six months after receipt.

                      RISK FACTORS AND OTHER CONSIDERATIONS

          The Fund faces a number of investment risks greater than those normally associated with international investments in securities. These include:

          1) Investment and Repatriation Restrictions. A number of attractive emerging securities markets restrict, to varying degrees, foreign investment in stocks. Repatriation of investment income, capital and the proceeds of sales by foreign investors may require governmental registration and/or approval in some emerging countries. While the Fund will only invest in markets where these restrictions are considered acceptable, new or additional repatriation restrictions might be imposed subsequent to the Fund's investment. If such restrictions were imposed subsequent to the Fund's investment in the securities of a particular country, the Fund's response might include, among other things, applying to the appropriate authorities for a waiver of the restrictions or engaging in transactions in other markets designed to offset the risks of decline in that country. Such restrictions will be considered in relation to the Fund's liquidity needs and all other acceptable positive and negative factors. Further, some attractive equity securities may not be available to the Fund because foreign shareholders hold the maximum amount permissible under current laws.

          2) Currency Fluctuations. In accordance with its investment objective, the Fund's assets will be invested in securities of companies in developing countries and substantially all income will be received by the Fund in foreign currencies. A number of the currencies of developing countries have experienced significant declines against the U.S. dollar in recent years and devaluation may occur subsequent to investments in these currencies by the Fund. The value of the assets of the Fund as measured in U.S. dollars would be adversely affected by devaluations in foreign currencies. Consistent with its investment objective, the Fund can engage in certain currency hedging transactions. These transactions involve certain special risks. See "Investment Objective and Policies--Foreign Currency Hedging Transactions."

          3) Potential Market Volatility. Many of the emerging securities markets are relatively small, have low trading volumes, suffer periods of illiquidity and are characterized by significant price volatility.

          4) Government in the Private Sector. Government involvement in the private sector varies in degree among the emerging securities markets in which the Fund may invest. Such involvement may, in some cases, include government ownership of companies in certain sectors, wage and price controls or imposition of trade barriers and other protectionist measures. With respect to any developing country, there is no guarantee that some future economic or political crisis will not lead to price controls, forced mergers of companies, expropriation, or creation of Government monopolies, to the possible detriment of the Fund's investments.

          5) Investor Information. The Fund may encounter problems in assessing investment opportunities in certain emerging securities markets in light of limitations on available information and different accounting, auditing and financial reporting standards. In such circumstances, the Manager will seek alternative sources of information, and to the extent the Manager may not be satisfied with the sufficiency of the information obtained with respect to a particular market or security, the Fund will not invest in such market or security.

          6) Taxation. Taxation of dividends and capital gains received by non-residents varies among developing countries and, in some cases, is comparatively high. In addition, developing countries typically have less well-defined tax laws and procedures and such laws may permit retroactive taxation so that the Fund could in the future become subject to local tax liability that it had not reasonably anticipated in conducting its investment activities or valuing its assets.

          7) Net Asset Value Discount. To the extent an active secondary market for the Shares develops, investors should be aware that shares of closed-end investment companies frequently trade at a discount from net asset value. It is anticipated that the tender offer policy adopted by the Fund's Board of Directors will restrict the development of a secondary market (See "Repurchase of Shares"). This risk may be greater for investors expecting to sell their Shares in a relatively short period after completion of the public offering. Accordingly, Shares of the Fund are designed primarily for long-term investors and should not be considered a vehicle for trading purposes. The net asset value of the Fund's Shares will fluctuate with price changes of the Fund's portfolio securities.

          8) Litigation. The Fund and its Shareholders may encounter substantial difficulties in obtaining and enforcing judgments against non-U.S. resident individuals and companies.

          9) Fraudulent Securities. It is possible, particularly in emerging markets, that securities purchased by the Fund may subsequently be found to be fraudulent or counterfeit and as a consequence the Fund could suffer a loss.

          10) Loan Participations. The Fund may invest, subject to its overall limitation on debt securities, in loan participations, typically made by a syndicate of banks to governmental or corporate borrowers for a variety of purposes. The underlying loans to emerging market governmental borrowers may be in default and may be subject to restructuring under the Brady Plan. The underlying loans may be secured or unsecured, and will vary in term and legal structure. When purchasing such instruments the Fund may assume the credit risks associated with the original bank lender as well as the credit risks associated with the borrower. Investments in loan participations present the possibility that in the U.S., the Fund could be held liable as a co-lender under emerging legal theories of lender liability. In addition, if the loan is foreclosed, the Fund could be part owner of any collateral, and could bear the costs and liabilities of owning and disposing of the collateral. Loan participations are generally not rated by major rating agencies and may not be protected by securities laws. Also, loan participations are often considered to be illiquid.

          11) Settlement Risks. Settlement systems in emerging markets are generally less well organized than in developed markets. Supervisory authorities may also be unable to apply standards which are comparable with those in developed markets. Thus there may be risks that settlement may be delayed and that cash or securities belonging to the Fund may be in jeopardy because of failures of or defects in the systems. In particular, market practice may require that payment shall be made prior to receipt of the security which is being purchased or that delivery of a security must be made before payment is received. In such cases, default by a broker or bank (the "Counterparty") through whom the relevant transaction is effected might result in a loss being suffered by the Fund. The Fund will seek, where possible, to use Counterparties whose financial status is such that this risk is reduced. However, there can be no certainty that the Fund will be successful in eliminating this risk, particularly as Counterparties operating in emerging markets frequently lack the substance or financial resources of those in developed countries. There may also be a danger that, because of uncertainties in the operation of settlement systems in individual markets, competing claims may arise in respect of securities held by or to be transferred to the Fund.


          12. Russia. The Russian market is one of the newer emerging markets, and in certain respects one of the least developed emerging markets. Investments in Russia will be subject to the risks set forth above as well as certain heightened risks with regard to the ownership and custody of securities. Ownership of securities in Russia is evidenced by entries in the books of a company or its registrar. No certificates representing ownership of Russian companies will be held by the Fund's custodian or subcustodian or in an effective central depository system, which would be the case in most emerging and developed markets. As a result of this system and the lack of effective state regulation and enforcement, the Fund could lose its registration and ownership of Russian securities through fraud, negligence or even mere
oversight.   The Fund will attempt to ensure that its interest in securities continues to be recorded by having its custodian obtain extracts of share registers through regular confirmations, however, such extracts are not legally enforceable and would not prevent loss or dilution of the Fund's ownership rights from fraudulent or negligent acts or mere oversights. In certain situations, management of a company may be able to exert considerable influence over who can purchase and sell the company's shares by illegally instructing the registrar to refuse to record transactions in the share register. The acquisition of ADRs, depository receipts and other securities convertible or exchangeable into Russian securities will not reduce this risk.


          The Fund seeks, as feasible, to reduce these risks by careful management of its assets. However, there can be no assurance that these efforts will be successful.

                          INVESTMENT OBJECTIVE AND POLICIES

INVESTMENT OBJECTIVE

          The investment objective of the Fund is to seek long-term capital growth through investment in developing country equity securities. Developing country securities are securities whose issuers are domiciled and conduct their principal business in those countries which, in the opinion of the Board of Directors, are generally considered to be developing countries by the international financial community, including The Word Bank and the International Monetary Fund. The Fund invests its assets primarily in developing country equity securities of issuers that are domiciled and have their principal places of business in developing countries that have qualified markets and where the securities are listed on bona fide securities exchanges or actively traded on over-the-counter ("OTC") markets. These exchanges or OTC markets may be either within or outside the issuer's domicile country, and the securities may be listed or traded in the form of International Depositary Receipts ("IDR's"), American Depositary Receipts ("ADR's") or other types of Depositary Receipts. The Fund may invest a portion of its assets (not to exceed 10%) in securities of issuers that are not domiciled and/or do not have their principal places of business in developing countries, but that have or will have substantial assets in developing countries; and/or derive or expect to derive a substantial proportion of their total revenues from either goods and services produced in, or sales made in, developing countries.

          The Fund may invest, with prior approval of the Board of Directors, in developing country securities that are not readily marketable due to contractual or other restrictions on resale or because of the absence of a secondary market ("illiquid securities") and in securities of issuers that are not domiciled and/or do not have their principal place of business in developing countries that have qualified markets ("non-qualified market developing country securities"). The Fund's Board of Directors currently has authorized investments by the Fund of up to 10% of the Fund's assets in aggregate (taken at the time of purchase) (i) in developing country securities that are not readily marketable due to contractual or other restrictions on resale or because of the absence of a secondary market ("illiquid securities"),
(ii) in securities of issuers that are not domiciled and/or do not have their principal places of business in developing countries that have qualified markets ("non-qualified market developing country"), and (iii) in securities of issuers domiciled and/or having their principal places of business in the five new states of the Federal Republic of Germany, formerly known as the German Democratic Republic, (or investment companies that invest solely in issuers described in clauses (ii) and (iii)). The Fund's investments in securities of issuers described in clauses (ii) and (iii) shall also be limited to 1% of the Fund's assets (taken at the time of purchase) in any one issuer and 2% of the Fund's assets (taken at the time of purchase) in the aggregate in issuers located and having their principal places of business in any one country. Subject to these considerations and the restrictions set forth below under "Investment Restrictions," the particular mix of securities held by the Fund at any time will be determined by the Manager under the supervision of, and within any guidelines established by, the Board of Directors.

          The Fund seeks a portfolio that is diversified both geographically and by industry sector. A variety of issuers are evaluated by the Fund's Manager, and such evaluations generally focus on past performance and comparisons of the issuer with appropriate market indices, detailed investigation into the current operations and future plans of the issuer, and other relevant factors.


          Pending the Fund's investment of new money in developing country equity securities, it typically invests in money market instruments or other highly liquid debt instruments denominated in U.S. dollars or other freely convertible currencies. In addition, the Fund may, for liquidity, or for temporary defensive purposes during periods in which market or economic or political conditions warrant, invest 100% of the Fund's assets in highly liquid debt instruments or freely convertible currencies, although the Fund does not expect the aggregate of all such amounts to exceed 20% of its net assets under normal circumstances. The Fund may invest a portion of its portfolio (not to exceed 10% of total assets) in long and short-term debt instruments for other than these purposes, where the investment is consistent with the Fund's objective of long-term capital growth. Such an investment could involve, for example, the purchase of bonds issued at a high rate of interest in circumstances where the government of a developing country employs programs to reduce inflation, resulting in a decline in interest rates and an increase in the market value of such bonds. Debt instruments include "loan participations," which involve the purchase of a "portion" of one or more loans advanced by a lender (such as a bank) to a corporate or sovereign borrower.


          The Fund also may invest in shares of other investment companies that invest in one or more qualified markets. If the Fund invests in such investment companies, the Fund's Shareholders will bear not only their proportionate share of expenses of the Fund (including operating expenses and the fees of the Manager), but also will bear indirectly similar expenses of the underlying investment companies.

          The Fund may also invest in shares of investment companies for which the Manager or an affiliate of the Manager serves as investment adviser. The Fund has received an SEC exemptive order permitting the Fund to invest up to 21/2% of the Fund's total assets in New Europe East Investment Fund, a closed-end, Luxembourg investment fund organized by the Manager for the purpose of investing in securities of companies or commercial operations domiciled in the countries of East Central Europe and the former Soviet Republics. The Fund intends to seek an SEC exemptive order permitting the Fund to invest up to 1% of the Fund's total assets in New Asia East Investment Fund, a closed-end, Singapore investment fund organized by the Manager for the purpose of investing in the South East Asia and China regions. With respect to any such investments in investment companies advised by the Manager or an affiliate thereof, the Manager will waive all fees attributable to the Fund's holdings in such investment companies. To effectuate this waiver, the Fund's holdings in any such investment company would be excluded from the net assets of the Fund in the calculation of the Manager's fee.

          The Fund may invest up to 35% of its assets in a single country. As of October 31, 1995, the Fund had invested approximately 15.8% of its assets in Brazil. The Manager is not aware of any types of investment risks associated with investment in Brazil other than those types of risks discussed in this Prospectus. See, for example, "Risk Factors And Other Considerations." However, investors should be aware that, given the extent of the Fund's investment in Brazil, adverse developments in that country could substantially affect the Fund's investment results.



QUALIFIED MARKETS

          The Fund's Board of Directors will, in its discretion and in consultation with the Manager, select markets for primary investment by the Fund ("qualified markets") taking into account, among other things, market liquidity, availability of information and official regulation, including fiscal and foreign exchange repatriation rules. Currently, the number of qualified markets is limited. As of the date of this Prospectus, the markets in the following countries had been approved by the Board of Directors as qualified markets: Argentina, Brazil, Chile, Colombia, Greece, Hungary, India, Indonesia, Jordan, Malaysia, Mexico, Pakistan, the People's Republic of China, Peru, the Philippines, Poland, Portugal, Republic of China (Taiwan), Russia, South Africa, South Korea, Sri Lanka, Thailand, Turkey and Venezuela. The Board of Directors will revise its selection of qualified markets as additional markets are determined by the Board of Directors as being appropriate, or as existing markets may no longer be deemed qualified for investment by the Fund based on the foregoing factors.



FOREIGN CURRENCY HEDGING TRANSACTIONS

          For the purpose of hedging foreign currency exchange rate risks, the Fund may enter into forward foreign exchange contracts and foreign currency futures contracts. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks).

          A foreign currency futures contract is a standardized contract for the future delivery of a specified amount of a foreign currency at a future date at a price set at the time of the contract. Foreign currency futures contracts traded in the United States are traded on regulated exchanges. Parties to futures contracts must make initial "margin" deposits to secure performance of the contract, which generally range from 2% to 5% of the contract price. The parties also pay or receive daily "variation" margin payments as the value of the futures contract fluctuates thereafter.

          At the maturity of a forward or futures contract, the Fund may either accept or make delivery of the currency specified in the contract or, prior to maturity, enter into a closing transaction involving the purchase or sale of an offsetting contract. Closing transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original contract. Closing transactions with respect to futures contracts are effected on an exchange. The Fund will only enter into such a forward or futures contract if it is expected that the Fund will be able readily to close out such contract. There can, however, be no assurance that it will be able in any particular case to do so, in which case the Fund may suffer a loss.

          The Fund intends to engage in foreign currency hedging transactions to a very limited extent, and only in extraordinary circumstances and for temporary defensive purposes would it attempt to hedge all the risks involved in holding assets denominated in a particular currency. To date, the Fund has engaged in a limited number of foreign currency hedging transactions. Among other things, it is the Manager's view that the cost of engaging in hedging transactions frequently equals or exceeds the expected benefits from the potential reduction in exchange risk. Moreover, even if it were to attempt to do so, the Fund could not through hedging transactions eliminate all the risks of holding assets denominated in a currency, as there may be an imperfect correlation between price movements in the futures or forward contracts and those of the underlying currency in which the Fund's assets are denominated. Also, where the Fund enters into a hedging transaction in anticipation of a currency movement in a particular direction but the currency moves in the opposite direction, the transaction would result in a poorer overall investment result than if the Fund had not engaged in any such transaction. In addition, it may not be possible for the Fund to hedge against a devaluation that is so generally anticipated that the Fund is not able to contract to sell the currency at a price above the devaluation level it anticipates.

          Under regulations of the Commodity Futures Trading Commission ("CFTC"), the futures trading activities described herein will not result in the Fund being deemed a "commodity pool," as defined under such regulations, provided that the Fund adheres to certain restrictions. In particular, the Fund may purchase and sell futures contracts and options thereon only for bona fide hedging purposes, as defined under CFTC regulations, and may not purchase or sell any such futures contracts or options, if, immediately thereafter, the sum of the amount of initial margin deposits on the Fund's existing futures positions and premiums paid for outstanding options would exceed 5% of the fair market value of its net assets. Margin deposits may consist of cash or securities acceptable to the broker and in accordance with the rules governing the relevant contract market.

          The Fund will not enter into forward or futures contracts or maintain an exposure to such contracts where the consummation of such contracts would obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund's portfolio securities or other assets denominated in that currency. Where the Fund is obligated to make deliveries under futures or forward contracts, to avoid leverage it will "cover" its obligation by segregating liquid assets such as cash, U.S. Government securities or other appropriate high-grade debt obligations in an amount sufficient to meet its obligations.

          Certain provisions of the Internal Revenue Code may limit the extent to which the Fund may enter into forward or futures contracts. Such transactions may also affect for U.S. Federal income tax purposes the character and timing of income, gain, or loss recognized by the Fund.

OPTIONS ON SECURITIES AND SECURITIES INDEXES

          The Fund may purchase and sell call and put options on individual securities or on indexes of securities. One purpose of purchasing put options is to protect holdings in an underlying or related security against a substantial decline in market value. One purpose of purchasing call options is to protect against substantial increases in prices of securities the Fund intends to purchase pending its ability to invest in such securities in an orderly manner. The Fund may sell put or call options it has previously purchased, which could result in a net gain or loss depending on whether the amount realized on the sale is more or less than the premium and other transaction costs paid on the put or call option which is sold. The Fund may write a call or put option only if the option is "covered" by the Fund holding a position in the underlying securities or by other means which would permit satisfaction of the Fund's obligations as writer of the option. Prior to exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option of the same series.

          The purchase and writing of options involves certain risks. During the option period, the covered call writer has, in return for the premium paid, given up the opportunity to profit from a price increase in the underlying securities above the exercise price, but, as long as its obligations as a writer continues, has retained the risk of loss should the price of the underlying security decline. The writer of an option has no control over the time when it may required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying securities at the exercise price. If a put or call option purchased by the Fund is not sold when it has remaining value, and if the market price of the underlying security, in the case of a put, remains equal to or greater than the exercise price or, in the case of a call, remains less than or equal to the exercise price, the Fund will lose its entire investment in the option. Also, where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price of the put or call option may move more or less than the price of the related security. There can be no assurance that a liquid market will exist when the Fund seeks to close out an option position. Furthermore, if trading restrictions or suspensions are imposed on the options, the Fund may be unable to close out a position.

          Options on non-U.S. securities indexes generally may not be offered or sold to U.S. persons unless the options have been approved by the CFTC. The Fund intends to include non-U.S. index options as a part of its investment strategy as such investments become available for its use.

FINANCIAL FUTURES AND RELATED OPTIONS

          In addition to foreign currency futures and related options, the Fund may enter into other financial futures contracts and purchase and sell related options thereon. Such investments may be standardized and traded on a U.S. or foreign exchange or board of trade, or similar entity, or quoted on an automated quotation system. Under applicable CFTC rules, the Fund may enter into financial futures contracts traded on non-U.S. exchanges, including related options, only if the contracts have been approved by the CFTC for offer and sale to U.S. persons. The Fund intends to make relevant futures and related options part of its investment strategy as such investments are approved for use by U.S. persons. The Fund may enter into futures and options thereon that relate to indexes or other baskets of securities.

          The Fund will maintain a segregated account consisting of liquid assets, such as cash, U.S. Government securities, or other high grade debt obligations (or, as permitted by applicable regulation, enter into certain offsetting positions) to cover its obligations under futures contracts and related options. Under applicable CFTC regulations, the Fund generally may use futures and related options only for bona fide hedging purposes (as defined in applicable regulations) and subject to certain limits, other investment and speculative purposes (as discussed above under "Foreign Currency Hedging Transacations").

          There are several risks associated with the use of futures and futures options. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in the portfolio securities being hedged. An incorrect correlation would result in a loss on both the hedged securities in the Fund and the hedging vehicle so that portfolio return might have been greater had hedging not been attempted. There can be no assurance that a liquid market will exist at a time when the Fund seeks to close out a futures contract or a futures option position. Most futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single day; once the daily limit has been reached on a particular contract, no trades may be made that day at a price beyond that limit. In addition, certain of these instruments are relatively new and without a significant trading history. As a result, there is no assurance that an active secondary market will develop or continue to exist. Lack of a liquid market for any reason may prevent the Fund from liquidating an unfavorable position and the Fund would remain obligated to meet margin requirements until the position is closed.

SWAP AGREEMENTS

          The Fund may enter into interest rate, equity and currency exchange rate swap agreements. These transactions would be entered into in an attempt to obtain a particular return when it is considered desirable to do so, possibly at a lower cost to the Fund than if the Fund had invested directly in the asset that yielded the desired return, or when regulatory or other restrictions limit or prohibit the Fund from investing in the asset directly. Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged, or "swapped" between the parties are generally calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index.

          The Fund intends to enter into swap agreements that would calculate the obligations of the parties to the agreement on a "net basis."
Consequently, the Fund's current obligations (or rights) under a swap agreement would be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). In the case of interest rate or currency exchange rate swap agreements, the Fund's current obligations will be accrued daily (offset against amounts owed to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the maintenance of a segregated account consisting of liquid assets such as cash, U.S. Government securities, or high grade debt obligations, to avoid any potential leveraging of the Fund's portfolio. Any swap agreement so covered will not be construed to be "senior securities" for purposes of the Fund's investment restriction concerning senior securities.

          In a typical equity swap transaction involving a foreign security (or index of securities), the Fund would agree to pay to a counterparty the negative return, if any, on the security (or index of securities), plus an interest factor, in exchange for an amount equal to any positive return on the same security or index, with both negative and positive returns calculated with respect to an agreed reference price. The Fund intends to segregate assets equal to the maximum potential exposure under an equity swap agreement, plus any net amount owed with respect to the agreement. As such, the Fund does not believe that its commitments under equity swap agreements constitute senior securities for purposes of the Fund's investment restrictions concerning senior securities.

          Whether a fund's use of swap agreements will be successful in furthering its investment objective will depend on the manager's ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Because they are two-party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid investments. Moreover, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The Fund will enter into swap agreements only with counterparties that meet certain standards for creditworthiness adopted by the Manager. Certain restrictions imposed on the Fund by the Internal Revenue Code may limit the Fund's ability to use swap agreements. The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund's ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

EQUITY LINKED NOTES

          The Fund may, subject to compliance with applicable regulatory guidelines, purchase equity linked notes.

          An equity linked note is a note whose performance is tied to a single stock, a stock index or a basket of stocks. Upon maturity of the note, generally the holder receives a return of principal based on the capital appreciation of the linked securities. Depending on the terms of the issuance, equity linked notes may also have a "cap" or "floor" on the maximum principal amount to be repaid to holders. For example, a note may guarantee the repayment of the original principal amount, but may cap the maximum payment at maturity at a certain percentage of the issuance price. Alternatively, the note may not guarantee a full return on the original principal, but may offer a greater participation in any capital appreciation of the underlying linked securities. The terms of an equity linked note may also provide for periodic interest payments to holders at either a fixed or floating rate. Equity linked notes will be considered equity securities for purposes of the Fund's investment objective and policies.

          The price of an equity linked note is derived from the value of the underlying linked securities. The level and type of risk involved in the purchase of an equity linked note by the Fund is similar to the risk involved in the purchase of the underlying Latin America or other emerging market securities. Such notes therefore may be considered to have speculative elements. However, equity linked notes are also dependent on the individual credit of the issuer of the note, which will generally be a trust or other special purpose vehicle or finance subsidiary established by a major financial institution for the limited purpose of issuing the note. Like other structured products, equity linked notes are frequently secured by collateral consisting of a combination of debt or related equity securities to which payments under the notes are linked. If so secured, the Fund would look to this underlying collateral for satisfaction of claims in the event that the issuer of an equity linked note defaulted under the terms of the note.

          Equity linked notes are often privately placed and may not be rated, in which case the Fund will be more dependent on the ability of the Adviser to evaluate the creditworthiness of the issuer, the underlying security, any collateral features of the note, and the potential for loss due to market and other factors. Ratings of issuers of equity linked notes refer only to the creditworthiness of the issuer and strength of related collateral arrangements or other credit supports, and do not take into account, or attempt to rate, any potential risks of the underlying equity securities. The Fund has no restrictions on investing in equity linked notes whose issuers are rated below investment grade (e.g., rated below Baa by Moody's Investors Service, Inc. or BBB by Standard & Poor's Corporation), or, if unrated, or equivalent quality. Because rating agencies have not currently rated any issuer higher than the rating of the country in which it is domiciled, and no Latin American country other than Colombia is rated investment grade, equity linked notes related to securities of issuers in such emerging market countries will be considered to be below investment grade. Depending on the law of the jurisdiction in which an issuer is organized and the note is issued, in the event of default, the Fund may incur additional expenses in seeking recovery under an equity linked note, and may have less legal recourse in attempting to do so.

          As with any investment, the Fund can lose the entire amount it has invested in an equity linked note. The secondary market for equity linked notes may be limited. The lack of a liquid secondary market may have an adverse effect on the ability of the Fund to accurately value the equity linked notes in its portfolio, and may make disposal of such securities more difficult for the Fund.

          The ability of the Fund to invest in equity linked notes may be limited by the provisions of the U.S. Commodity Exchange Act. Because the return on equity linked notes is linked to the value of the underlying securities, the notes may be viewed as having some of the characteristics of futures contracts with respect to securities, the trading of which by U.S. persons other than on designated commodity exchanges is prohibited absent an applicable exclusion or exemption. The CFTC has adopted a statutory interpretation exempting certain so-called "hybrid instruments" from this prohibition under certain circumstances.

POSSIBLE BENEFITS FOR HOST COUNTRIES

          The Fund expects that it could become an effective conduit for foreign portfolio investment on terms favorable to both the investor and the host country. There are several possible benefits to the host countries from the Fund's investment activities.

          First, the Fund may stimulate the measured flow of funds into these securities markets from institutional investors representing, in the aggregate, a vast pool of available equity capital.

          Second, the additional demand for stocks represented by the Fund's investments may contribute to improved stock prices and market liquidity, and thus encourage more issuers to offer shares to the public (including foreign investors) in their respective national securities markets. Accordingly, the Fund may contribute to the achievement of national policy goals such as widening ownership of the corporate sector, increasing the selection of financial instruments available to investors, and improving the operation of local capital markets.

          Third, the Fund's investment activities may be useful in balancing any speculative influences in these markets, and the Fund's need for a continuous flow of business and economic information and analysis may contribute to improved standards in these areas.

          Fourth, The Fund's investments may bring equity capital to emerging securities markets in a way that does not interfere with local control over domestic business, as is often the case with direct investment. The Fund's ability to affect or control any particular firm, sector or market not only is restricted by the Fund's policies concerning diversification and avoidance of management involvement, but also may be limited by government regulation (e.g., limitations on maximum percentages of foreign ownership or requirements that foreign investors hold only non-voting shares).

          Finally, the Fund may represent a pioneering effort in linking emerging securities markets to international capital markets, thus enhancing future access by issuers in these countries to international markets.

          There can, of course, be no assurance that any of the foregoing expectations will be realized.

INVESTMENT RESTRICTIONS

          As a matter of fundamental policy the Fund will not, unless authorized by a vote of a majority of its outstanding Shares:

          1) invest in securities having unlimited liability;

          2) issue senior securities, except as may arise in connection with certain security purchases and subject to limits imposed by the Investment Company Act of 1940, pledge its assets, borrow money, secured or unsecured, except that the Fund may borrow in connection with hedging a particular currency exposure and except that the Fund may borrow from a bank for temporary or emergency purposes in amounts not exceeding 5% (taken at the lower of cost or current value) of its total assets (not including the amount borrowed) and pledge its assets to secure such borrowings and except that the Fund may issue warrants to its shareholders;

          3) invest in commodities, commodity contracts or land, although it may purchase and sell securities which are secured by real estate or commodities and securities of companies which invest or deal in real estate or commodities, and it may purchase and sell spot or forward currency contracts or currency futures contracts for hedging purposes or to minimize currency conversion costs in connection with specific securities transactions;

          4) make investments for the purpose of exercising control or management;

          5) engage in short sales or maintain a short position, although for tax purposes it may sell securities short against the box;

          6) purchase any security (other than marketable obligations of a national government or its agencies or instrumentalities) if as a result: (i) more than 35% of its assets would be invested in the securities of companies domiciled in any one country, or (ii) more than 5% of its total assets would be invested in the securities of any single issuer, or (iii) 25% or more of its total assets would be invested in issuers whose primary business is in a single industry;

          7) act as underwriter except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under applicable securities laws;

          8) make loans, except through repurchase agreements fully collateralized, and further it may purchase debt securities usually purchased by financial institutions and it may purchase loan participations; and

          9) purchase any securities if as a result the Fund would own more than 10% of the outstanding voting securities of any one issuer.

          In addition to the above restrictions, the Fund also is subject to certain diversification requirements based on its status as a "diversified" investment company under the Investment Company Act of 1940, which also may not be changed without a majority vote of the Fund's outstanding shares. Under these requirements, at least 75% of the value of the Fund's total assets must consist of cash and cash items, U.S. Government securities, securities of other investment companies, and other securities limited in respect of any one issuer to an amount not greater in value than 5% of the value of the Fund's total assets. Thus, with respect to 75% of the Fund's total assets, the Fund may not invest more than 5% of its assets in marketable obligations of a foreign national government or its agencies or instrumentalities.

          With respect to item (iii) of investment restriction 6, it is the position of the staff of the SEC that only obligations of the U.S. Government and its agencies and instrumentalities may be excluded for purposes of determining compliance with that restriction and the Fund will only exclude such U.S. Government securities for this purpose.

          Although the Fund is not prohibited under its investment restrictions from selling securities short against the box or engaging in repurchase agreements, the Fund has not, since its inception, entered into any of these transactions and it has no present intent to do so during the coming year.

Also, the Fund's limitation on borrowing does not prohibit "borrowing in connection with hedging a particular currency exposure;" the only type of borrowing contemplated thereby is the use of a letter of credit issued on the Fund's behalf in lieu of depositing initial margin in connection with currency futures contracts, and the Fund has no present intent to engage in any other types of borrowing transactions under this authority.

          The Fund interprets its fundamental policies on issuing senior securities, investing in commodities, and effecting short sales as not prohibiting it from entering into transactions in swap agreements, options and futures on securities or securities indexes, provided any such positions are covered by the maintenance of a segregated account consisting of U.S. Government securities, cash or other liquid high-grade debt securities or by maintenance of an appropriate offsetting position.

          Consistent with rules relating to the determination of beneficial ownership under the Securities Exchange Act of 1934, a conversion feature or right to acquire a security shall be considered to be ownership of the underlying security by the Fund for the purposes of investment restrictions 6 and 9. With respect to the limits described in investment restrictions 6 and 9 above, the Fund may make purchases of securities in excess of such limits pursuant to the exercise of warrants or rights that would maintain the Fund's pro rata interest in an issuer or a class of an issuer's securities and provided the Manager has determined that such exercise is in the best interests of the Fund. The Fund will dispose of the securities so acquired within a reasonable time after acquisition (presumptively, within approximately 90 days), unless compliance with the limits otherwise has been restored.

          Notwithstanding any of the above investment restrictions, the Fund may establish wholly-owned subsidiaries or other similar vehicles for the purpose of conducting its investment operations in qualified markets, where such subsidiaries or vehicles are required by local laws or regulations governing foreign investors such as the Fund. The Fund would "look through" any such vehicle to determine compliance with its investment restrictions.

                                    MANAGEMENT

          The Board of Directors, which is elected by the Shareholders, sets the overall investment policies and generally oversees the investment activities and management of the Fund. The By-Laws of the Fund provide that Shareholders are required to elect members of the Board of Directors only to the extent required by the Act. The Fund does not intend to hold annual shareholder meetings, although it will do so whenever it is required to under the Act or state law or when it is otherwise deemed necessary or appropriate by the Board. The Manager has the responsibility of implementing the policies set by the Board and is responsible for the Fund's day-to-day operations and investment activities. It is expected that both the Board of Directors and the Manager will cooperate in the effort to achieve the investment objective, policies and purposes of the Fund. The Manager and the Shareholders recognize that the main purpose of the Fund is to invest in those companies domiciled in developing countries which will result in a favorable financial record for the Fund and which, at the same time, will assist in expanding the respective securities markets and increasing their liquidity.


          The Fund does not currently payany compensation to its Directors or Officers. In the future, however, the Fund may determine that compensation to its Directors or Officers is warranted. The Fund pays the expenses of attendance at Board and Committee meetings for the Directors who are not affiliated with the Manager, and for a former Director who regularly attends Board meetings. Four Directors own Fund Shares, three of whom are affiliated with the Manager. The majority of the non-affiliated Directors have a business affiliation with an investor that owns shares of the Fund. Directors and certain of their family members are permitted to purchase shares of mutual funds advised by an affiliate of the Manager without paying a sales charge.


Name, Address and Age            Position with          Registrant    Principal Occupation During
---------------------          ----------------             Past Five Years
                                                      ---------------------------

DIRECTORS                     Director                Director, Abu Dhabi Investment
Issa Al-Sowaidi                                           Authority
Corniche Road
Abu Dhabi, U.A.E.
Age:  38

Robert B. Egelston*           Vice Chairman of the Board and Director   Senior Partner,
333 South Hope Street                                   Capital Group Partners,
Los Angeles, CA  90071                                  Limited Partnership
Age:  65

Nancy Englander*              President and Director   Senior Vice President,
11100 Santa Monica Blvd.                                Capital International, Inc.
Los Angeles, CA  90025
Age:  51

David I. Fisher*              Vice Chairman of the Board   Chairman of the Board,
11100 Santa Monica Blvd.                                The Capital Group Companies,
Los Angeles, CA  90025                                  Inc.
Age:  56

Beverly L. Hamilton           Director                President, ARCO Investment
515 Flower Street                                       Management Company
Los Angeles, CA  90071                                  (previously Deputy    Comptroller,
Age: 50                                                  City of New York)

Marinus W. Keijzer            Director                Chief Economist & Strategist,
Kroostweg-Noord 149                                     Pensioenfonds PGGM
P.O. Box 117, 3700 AC Zeist
The Netherlands
Age:  57

Hugh G. Lynch                 Director                Managing Director,
767 Fifth Avenue                                        International Investments,
New York, NY  10153                                     General Motors Investment
Age:  58                                                Management Corporation

Helmut Mader                  Director                Senior Vice President,
Taunusanlage 12                                         Deutsche Bank AG
60325 Frankfurt
Germany
Age:  53

Teresa E. Martini             Director                Vice President,
One Oak Way                                             International Equity,
Berkeley Heights, NJ  07922                             AT&T Investment Management     Corporation
Age:  39

John G. McDonald**            Director                The IBJ Professor of Finance,
Graduate School of Business                             Graduate School of Business,
Stanford University                                     Stanford University
Stanford, CA  94305
Age: 58

James K. Peterson             Director                Director of Investment
3001 Summer Street                                      Management,
Stamford, CT 06905                                      IBM Corporation
Age: 54

William Robinson              Director                Director, Aga Khan Fund for
Aiglemont                                               Economic Development
60270 Gouvieux
France
Age:  57

Patricia A. Small             Director                The Associate Treasurer, The
300 Lakeside Drive                                      Regents of the University of
Oakland, CA  94612-3550                                 California
Age: 50

Walter P. Stern*              Chairman of the Board and Director   Chairman of the Board,
630 Fifth Avenue                                        Capital Group International,
New York, NY  10111                                      Inc.
Age:  67

OTHER OFFICERS                Vice President and Secretary   Assistant General Counsel,
Roberta A. Conroy                                       The Capital Group Companies,
11100 Santa Monica Blvd.                                 Inc.
Los Angeles, CA  90025
Age:  41

Hartmut Giesecke              Vice President          Chairman and Director,
1 Raffles Place                                         Capital International K.K.
#24-00 OUB Centre                                         and Senior Vice President
Singapore  0104                                           and Director, Capital
Age:  58                                                  International, Inc.

Thomas W. Trimborn            Vice President          Vice President,
25 Bedford Street                                       Capital International, Inc.
London, England WC2E 9HN
Age:  34

Shaw B. Wagener               Vice President          Executive Vice President
333 South Hope Street                                   and Director,
Los Angeles, CA  90071                                  Capital International, Inc.
Age:  36

Steven N. Kearsley            Treasurer               Vice President and Treasurer,
135 S. State College Blvd.                              Capital Research and Management
Brea, CA  92621                                         Company
Age:  54

Michael A. Felix              Assistant Treasurer     Vice President,
135 S. State College Blvd.                               Capital International, Inc.
Brea, CA  92621
Age:  35


          The occupations shown reflect the principal employment of each individual during the past five years. Corporate positions, in some instances, may have changed during this period.

* Interested persons within the definition of Section 2(a)(19) of the Act due to their affiliations with the Manager.
** Professor McDonald received $129,000 in total compensation (all of which was voluntary deferred compensation) from seven funds managed by an affiliate of Capital International, Inc. during the calendar year ended December 31, 1994.

THE MANAGER

          The Fund's Manager is Capital International, Inc., 11100 Santa Monica Boulevard, 15th Floor, Los Angeles, California 90025. The Fund's Manager was organized under the laws of California in 1988 and, in addition to serving as the Manager of the Fund since July 1, 1988, it has served since May 1989 as the investment adviser to New World Investment Fund, a registered investment company with investment objectives and polices similar to those of the Fund. The Manager has also entered into a contract with Capital International, K.K., a Tokyo based subsidiary of Capital Group International, Inc., under which the Manager provides investment research and portfolio advisory services. From the Fund's inception in May, 1986 until June 30, 1988, the manager was Capital Research and Management Company ("CRMC"). CRMC transferred its duties and obligations to the Manager beginning July 1, 1988. The same essential personnel have continuously provided investment advice to the Fund throughout its existence, notwithstanding the transfer of advisory duties and responsibilities by CRMC to the Manager. Both the Manager and CRMC are direct or indirect wholly-owned subsidiaries of The Capital Group Companies, Inc., 333 South Hope Street, 52nd Floor, Los Angeles, California 90071 and both are registered with the U.S. Securities and Exchange Commission under the Investment Advisers Act of 1940.

          The Manager has full access to the research of other companies affiliated with The Capital Group Companies, Inc. Affiliates of The Capital Group Companies, Inc. manage over $190 billion of portfolio investments for a wide range of domestic and international clients, including over $62 billion invested for accounts with global or international investment policies. These portfolios are invested world-wide in equity and fixed-income securities, including investments in emerging countries. The investment management and research staffs of the companies affiliated with The Capital Group Companies, Inc. operate from offices in Los Angeles, San Francisco, Atlanta, Washington, New York, Geneva, London, Hong Kong, Singapore and Tokyo. In addition, one of its affiliates originated and publishes Morgan Stanley Capital International Perspective, a monthly and quarterly statistical service which presents extensive data and analyses relating to worldwide investments and securities markets.

          The affiliates of The Capital Group Companies, Inc. have been developing a comprehensive data base of information on emerging countries and potential investments through a number of sources, including investigations of the operations of particular issuers. These generally include personal discussions with the issuer's management and on-site examination of its manufacturing and production facilities.

          Under the Investment Advisory and Service Agreement between the Fund and the Manager (the "Agreement"), the Manager makes investment decisions and supervises the acquisition and disposition of securities by the Fund, all in accordance with the Fund's investment objective and policies and under the general supervision of the Fund's Board of Directors. In addition, the Manager provides information to the Fund's Board of Directors to assist the Board in identifying and selecting qualified markets. The Manager also provides and pays the compensation and travel expenses of the Fund's officers and of the Directors of the Fund who are affiliated with the Manager; maintains or causes to be maintained for the Fund all required books and records and furnishes or causes to be furnished all required reports or other information (to the extent such books, records, reports and other information are not maintained or furnished by the Fund's custodian or other agents); determines the net asset value of the Fund's Shares as required; and supplies the Fund with office space. The Fund pays all its expenses of operation including, without limitation, custodian, stock transfer and dividend disbursing fees and expenses (including fees or taxes relating to stock exchange listing); costs of preparing, printing and mailing reports, prospectuses, proxy statements and notices to its shareholders; taxes; expenses of the issuance, sale or repurchase of Shares (including registration and qualification expenses); legal and auditing fees and expenses and fees of legal representatives; compensation; fees and expenses (including travel expenses) of Directors of the Fund who are not affiliated with the Manager; costs of insurance, including any directors and officers liability insurance and fidelity bonding; and costs of stationery and forms prepared exclusively for the Fund.

          For its services, the Manager receives from the Fund a fee, payable monthly in U.S. dollars, at the annual rate of 0.90% of the first $400 million of aggregate net assets of the Fund. The annual rate is reduced to 0.80% of the aggregate net assets from $400 million to $1 billion; to 0.70% of the aggregate net assets from $1 billion to $2 billion; to 0.65% of the aggregate net assets from $2 billion to $4 billion; to 0.625% of the aggregate net assets from $4 billion to $6 billion; to 0.60% of the aggregate net assets from $6 billion to $8 billion; to 0.58% of the aggregate net assets from $8 billion to $11 billion; to 0.56% of such aggregate net assets in excess of $11 billion as determined on the last business day of every week and month. In addition, other Fund expenses are borne by the Fund. During the fiscal years ended June 30, 1995, 1994 and 1993 the management fees amounted to $34,286,000, $26,662,000 and $14,579,000, respectively. Under the Agreement, the Manager and its affiliates are permitted to provide investment advisory services to other clients, including clients which may invest in developing country securities. In addition, under the Agreement, when the Manager deems the purchase or sale of a security or other asset to be in the best interests of the Fund as well as other accounts managed by it or its affiliates, it may, to the extent permitted by applicable laws and regulations, aggregate the securities or other assets to be sold or purchased for the Fund with those to be sold or purchased for such other accounts. In that event, allocation of the securities or other assets purchased or sold, as well as the expense incurred in the transaction, will be made by the Manager in the manner it considers to be most equitable and consistent with its obligations to the Fund under the Agreement and to such other accounts. The Fund recognizes that in some cases this procedure may adversely affect the size or price of the position obtainable for the Fund's portfolio or its sale price of securities sold.

          The Agreement is effective for a two-year period from the date of Shareholder approval and will continue in effect from year-to-year thereafter if approved annually (a) by the Board of Directors of the Fund or by a majority vote of the outstanding Shares of the Fund, and (b) by a majority of the Directors who are not parties to the Agreement or "interested persons" (as defined in the Investment Company Act of 1940) of any such party. The Agreement may be terminated without penalty on 60 days written notice at the option of either party or by a majority vote of the outstanding Shares of the Fund. For this purpose, a majority vote of the outstanding Shares of the Fund means the lesser of (a) 67% or more of the outstanding Shares present at a meeting at which more than 50% of the outstanding Shares are present or represented by proxy or (b) more than 50% of the outstanding Shares.

          The Capital Group Companies, Inc., 333 South Hope Street, 52nd Floor, Los Angeles, CA 90071, owns (indirectly through another wholly-owned subsidiary) all of the Manager's outstanding shares of common stock.

          While the Fund is a Maryland corporation, certain of its Directors and officers are not U.S. residents and substantially all of the assets of such persons are generally located outside the U.S. As a result, it will be difficult for U.S. investors to effect service of process upon such Directors or officers within the U.S., or to enforce judgments of courts of the U.S. predicated upon civil liabilities of such Directors or officers under the federal securities laws of the U.S. In management's view, it is unlikely that foreign courts would enforce judgments of U.S. courts predicated upon the civil liability provisions of the federal securities laws, or, that such courts would enforce such civil liabilities against foreign Directors or officers in original actions. The following directors of the Fund are non-U.S. residents:
Issa Al-Sowaidi, Marinus W. Keijzer, Helmut Mader and William Robinson. The following officers of the Fund are non-U.S. residents: Hartmut Giesecke and Thomas W. Trimborn.

PORTFOLIO MANAGEMENT

          The Manager uses a system of multiple portfolio counselors in managing assets. Under this system the portfolio of the Fund is divided into segments, and each segment is assigned to an individual counselor, who decides how the assets in that segment will be invested (within the limits provided by the Fund's objectives and the Manager's investment committee). In addition, one segment is designated as a "research portfolio" and is managed by a number of research professionals. The following individuals serve as portfolio counselors for the Fund:

DAVID I. FISHER

Mr. Fisher has served as President and a Director of the Manager since 1988 and serves as Vice Chairman of the Board and a Director of the Fund. In addition, he served as Executive Vice President-International from 1985 to 1991, and Chairman of the Board since 1991, of The Capital Group Companies, Inc., the Manager's parent company. Mr. Fisher joined The Capital Group organization in 1969. Mr. Fisher has served as lead portfolio counselor for the Fund since the Fund's inception in 1986. He also has investment management responsibilities for international and global accounts, as well as emerging markets.

HARTMUT GIESECKE

Mr. Giesecke has served as a Senior Vice President of the Manager since 1992 and a Director of the Manager since 1991. He is also Vice President of the Fund. He has also served as Senior Vice President and a Director of Capital Research International, Inc., an international research affiliate of the Manager, since 1985 and as President of the Manager's Tokyo-based affiliate Capital International K.K. from 1986 to 1994, as a Director since 1986 and as Chairman since 1994. Mr. Giesecke joined Geneva-based Capital International S.A. in 1972. Mr. Giesecke has served as a portfolio counselor for the Fund since the Fund's inception in 1986. He also has investment management responsibilities for international and global accounts, as well as emerging markets.

MARK E. DENNING

Mr. Denning has served as a Vice President of the Manager since 1989. He has also served as a Senior Vice President of Capital Research International since 1992, a Director of Capital Research International since 1991, and an Investment Research Analyst for Capital Research International since 1985. Mr. Denning joined the Capital organization in 1982. He has served as a portfolio counselor for the Fund since 1990. He also has investment management responsibilities for international and global accounts, as well as emerging markets.

SHAW B. WAGENER

Mr. Wagener has served as an Executive Vice President of the Manager since 1993 and a Director of the Manager since 1991. He is also a Vice President of the Fund. In addition, he served as Vice President-Investment Division of Capital Research and Management Company from 1986 to 1993. Mr. Wagener is also a regional portfolio counselor investing in Latin American equity and fixed income securities. He joined the Capital organization 1981. Mr. Wagener has served as a portfolio counselor for the Fund since 1990.

EXPENSES

          The Fund's ratios of expenses (excluding non-U.S. taxes) to average net assets for the fiscal years ended June 30, 1995, 1994 and 1993 were 0.91%, 1.00% and 1.01%, respectively. The Fund's normal operating expenses may be higher than those of other investment companies of comparable size. This is because the fees and expenses generally charged by certain of the Fund's agents are higher than those charged to investment companies investing exclusively in the U.S. There are added custodial, communications and other costs associated with the Fund's activities, and the advisory fees generally are higher due to the increased advisory effort required in light of the specialized nature of the Fund's investment activities.

                                  COMMON STOCK

          The authorized capital stock of the Fund is 200,000,000 shares of common stock ($.01 par value) ("shares of common stock"). Shares of the Fund are fully paid and non-assessable. All shares of common stock are equal as to earnings, assets and voting privileges. The shares currently have no conversion, pre-emptive or other subscription rights; rights to purchase shares may be issued in the future but any such rights would be subject to certain restrictions under the Act, including that they be issued exclusively and ratably to all holders of shares and that they expire after not more than 120 days. In the event of liquidation, each share is entitled to its proportion of the Fund's assets after debts and expenses. See "Risk Factors and Other Considerations." There are no cumulative voting rights for the election of directors. See "Management." The shares of common stock are issued in registered form, and ownership and transfers of the shares are recorded by the Fund's transfer agent.

          Under Maryland law, and in accordance with the By-Laws of the Fund, the Fund is not required to hold an annual meeting of its Shareholders in any year in which the election of directors is not required to be acted upon under the Act. The By-Laws also provide that each director will serve as a director for the duration of the existence of the Fund or until such director sooner dies, resigns or is removed in the manner provided by the By-Laws or as otherwise provided by statute or the Fund's Articles of Incorporation. Consistent with the foregoing, in addition to the provisions of the By-Laws, the Fund shall undertake to call a special meeting of Shareholders for the purpose of voting upon the question of removal of a director or directors when requested in writing to do so by the holders of at least 10% of the outstanding Shares of the Fund, and, in connection with such meeting, to comply with the provisions of section 16(c) of the Act relating to shareholder communications. Holders of a majority of the outstanding Shares will constitute a quorum for the transaction of business at such meetings. Attendance and voting at shareholders meetings may be by proxy, and Shareholders may take action by unanimous written consent in lieu of holding a meeting.

          The Fund's Board of Directors may, in the future, determine to make one or more additional offerings of Shares, either through private placement or offerings to the public. A decision by the Board to offer additional shares, and whether such an offer would be made privately or to the public, would depend on the considerations the Board at that time deems relevant. Such an offer may be made on terms and conditions which differ from the terms and conditions of this offering or any subsequent offering of Shares. In addition, the Board may seek in the future to amend the Fund's Articles of Incorporation to make Shares redeemable and the Fund an "open-end" investment company (although it has no present intention to do so).

          As a closed-end investment company registered with the U.S. Securities and Exchange Commission, the Fund is required in any offering of its Shares to sell such Shares at a price which is not less than the current net asset value per Share (see "Valuation," below), except that sales at a price less than the current net asset value per Share may be made: (i) in connection with an offering to all current holders of Shares, (ii) with the consent of the holders of a majority of the Shares, or (iii) as may be permitted by an order of the U.S. Securities and Exchange Commission. Any issuance or sale of additional Shares by the Fund at a price less than the current net asset value per Share would dilute the pro rata interests in the Fund's assets represented by the Shares outstanding at that time. If the Fund were to convert to an "open-end" investment company, it would be required under the Investment Company Act of 1940 to sell Shares only at a price based on the current net asset value per Share.

                               PRINCIPAL SHAREHOLDERS

          The following table sets forth certain information regarding the beneficial ownership of Shares of common stock of the Shareholders which own beneficially more than 5% of the outstanding Shares of the Fund as of October 31, 1995.
                     Beneficial Ownership

Name & Address                         Number           Percentage
                                       of Shares        of Outstanding
                                                        Common Stock



The Chase Manhattan Bank, N.A.         13,398,549       12.2%
  as Trustee for the General Motors
  Employees Global Group Pension Trust
General Motors Corporation
767 Fifth Avenue
New York, NY  10153



The Chase Manhattan Bank, N.A          9,331,819         8.5%
  as Trustee for the
IBM Retirement Plan Trust
262 Harbor Drive
Stamford, CT 06904



Pensioenfonds PGGM                     7,195,967         6.6%
Kroostweg-Noord 149
P.O. Box 117, 3700
AC Zeist
The Netherlands



                                THE OFFERING

          Shares will be offered on a continuous basis until all Shares being offered pursuant to this Prospectus have been sold; provided, however, the Fund may not sell shares in any month following a month end on which the Fund is not at least approximately 90% invested in developing country securities. This limitation may be modified at any time by the Board of Directors of the Fund. The current authorization for the issuance of shares imposes a limitation on the number of shares that may be sold by the Fund in any one calendar year. This limitation is 25% of the outstanding and subscribed/reserved shares as of the prior calendar year end. Shares may be purchased by notifying Abbe Shapiro by telephone (310-996-6000) or telecopy (310-996-6200). Assuming the investor suitability and minimum purchase requirements described herein have been met and the order has been accepted, the price of Shares will be the net asset value per Share next determined (on the last business day of each week and month). Upon receipt of a purchase order, the Fund will send a confirmation letter to the investor indicating the name of the purchaser, the dollar amount of the purchase, the trade date on which the order will be priced and settlement instructions. On the trade date, once the net asset value has been calculated, the Fund will notify the purchaser of the purchase price per Share and total dollar amount of the purchase. Payment must be received on or prior to the third business day following the date on which the price is determined at the direction of a Fund officer. Payment for Shares to be sold by the Fund may be made in the following manner:

Wire:   Emerging Markets Growth Fund, Inc.
        c/o Wells Fargo Bank (ABA 121000248)
        155 Fifth Street
        San Francisco, CA  94103

        For credit to the account of:
        American Funds Service Company
        a/c #4600-076178
        Emerging Markets Growth Fund, Inc.

Check:  Emerging Markets Growth Fund, Inc.
        Attn:  Abbe Shapiro
        11100 Santa Monica Blvd., 15th Floor
        Los Angeles, CA  90025-3302

          In addition, at the sole discretion of the Manager, investors may be permitted to purchase Shares by tendering to the Fund developing country securities which are determined by the Manager to be appropriate for the Fund's investment portfolio. In determining whether particular securities are suitable for the Fund's investment portfolio, the Manager will consider the following factors, among others: the type, quality and value of the securities being tendered; the extent to which the Fund is already invested in such securities or in similar securities in terms of industry, geography or other criteria; the effect the tendered securities would have on the liquidity of the Fund's investment portfolio and other operational considerations; the Fund's cash position; and whether the Manager believes that issuing Shares in exchange for the tendered securities would be in the best interests of the Fund and its shareholders.

          Investors who wish to purchase Shares with securities should send by telecopy (310-996-6200) to Abbe Shapiro a list of all such securities and the amount of each security being offered in exchange for Shares. The Fund may accept all, a portion or none of the tendered securities and will notify investors as to which, if any, of the securities will be accepted. Investors will be notified by written communication within five business days as to whether the Fund will issue Shares in exchange for any of the tendered securities. If any tendered securities are accepted, investors will receive Shares based on the market value of the tendered securities and the net asset value of the Fund's Shares next determined after the decision has been made to accept securities in exchange for Shares. The tendered securities must be received on or prior to the fifth business day following the date on which the price is determined at the direction of the Fund's officers. An investor should consult with its own tax adviser on the consequences of exchanging securities for Fund Shares.

                            SHARES ELIGIBLE FOR FUTURE SALE

          Upon completion of this offering, the Fund would have outstanding 139,679,506 Shares of common stock (if all Shares offered in this Prospectus are sold). The Shares sold in this offering may be freely traded without restriction under the Securities Act of 1933, as amended (the "1933 Act"). Shareholders are, however, subject to contractual restrictions on transfer pursuant to the Shareholders Agreement. Certain of the Shares issued prior to this offering not pursuant to a public offering are "restricted securities" within the meaning of Rule 144 promulgated under the 1933 Act, and may not be sold without registration or an exemption from registration such as Rule 144 or Rule 144A under the 1933 Act.

          In general, under Rule 144, as currently in effect, a person who holds restricted securities is entitled to sell, within any three-month period, a number of restricted shares that does not exceed the greater of 1% of the then outstanding shares of common stock of the Fund or the average weekly trading volume during the four calendar weeks preceding such sale, provided a minimum of two years has elapsed between the later of the date of acquisition of such shares from the issuer or from an "affiliate" of the issuer, and any resale of such shares in reliance on Rule 144 for the account of either the acquirer or any subsequent holder of those shares. A person not deemed to be an "affiliate" of the issuer and who has beneficially owned shares for at least three years is entitled to sell such shares under Rule 144 without regard to the above volume limitations.

          Rule 144A provides a safe harbor from the registration requirements of the 1933 Act for the resale of restricted securities to specified institutions. In general, under Rule 144A a person is entitled to resell securities that, when issued, were not of the same class as securities listed on a United States national securities exchange or quoted on an automated inter-dealer quotation system in the United States. Such "eligible securities" may be sold under Rule 144A only to a "qualified institutional buyer" which, in general, is an institution that in the aggregate owns and invests on a discretionary basis at least $100 million in securities of issuers that are not affiliated with the institution.

          The foregoing is not intended to be a complete description of Rule 144 or Rule 144A or of the rights of parties to sell Fund Shares.

          The Fund is unable to predict the effect that sales made under Rule 144 or Rule 144A, pursuant to future registration statements, or otherwise may have on the prevailing market price for the Fund's Shares, although it is likely that sales of a large number of Shares would depress such market price.

                                    VALUATION

          The net asset value per Share is calculated in U.S. Dollars on the last business day of each week and each month, and may be calculated at such other times as the Board of Directors may determine, in the following manner:

          1) portfolio securities, including ADR's and other depositary receipts, which are traded on stock exchanges, are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued, or, in the absence of any sales, at the last reported bid price. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board as the primary market. Securities traded in the OTC market are valued at the last reported sale price in the OTC market prior to the time of valuation. Securities and assets for which market quotations are not readily available (including restricted securities which are subject to limitations as to their sale) or are not deemed to represent market value are valued at fair value as determined in good faith by or under the authority of the Board. Long-term bonds and U.S. Treasury notes are valued at prices obtained from a bond pricing service of a major dealer when such prices are available; however, when a pricing service is not available or in other circumstances where the Manager deems it appropriate to do so, such securities will be valued at the mean between their representative quoted bid and asked prices (or, if not available at such prices for comparable securities). United States Treasury bills, certificates of deposit issued by banks, corporate short-term notes and other short-term investments with original or remaining maturities in excess of sixty (60) days are valued at the mean of representative quoted bid and asked prices for such securities or, if such prices are not available, at the mean of representative quoted bid and asked prices for securities of comparable maturity, quality and type. Short-term securities with sixty (60) days or less to maturity are amortized to maturity based on their cost if acquired within sixty (60) days of maturity or, if already held on the 60th day, based on the value determined on the 61st day. Shares of other investment companies may be valued using market quotations if the market volume and the depth of the market are sufficient to establish that the market quotation is appropriate to reflect the market value. Where market quotations do not appropriately reflect market value, shares of other investment companies will be valued at current net asset value. Assets or liabilities initially expressed in terms of foreign currencies are translated into U.S. dollars at the prevailing market rates. The fair value of all other assets is added to the value of securities to arrive at the total assets;

          2) the Fund's liabilities, including prior accruals of taxes and other expense items, are deducted from the total assets; and

          3) the net assets so obtained are then divided by the total number of Shares outstanding (excluding treasury Shares), and the result, rounded to the nearer cent, is the net asset value per Share.

                          DIVIDENDS AND DISTRIBUTIONS

          The Fund will, from time to time, distribute dividends and realized net capital gains to Shareholders. See "Tax Considerations". Shareholders will receive all distributions in cash paid by check in U.S. Dollars mailed directly to the Shareholder by the Fund's dividend paying agent or, as permitted by the Board of Directors, may elect to invest distributions in additional Shares issued by the Fund for this purpose. Shareholders, as permitted by the Board of Directors, will be given the option to reinvest such distribution in additional Shares of the Fund or receive cash. In any case, where Shareholders are permitted to choose between a cash dividend or a stock dividend, Shareholders will be required, before the declaration of any such dividend, to provide their election to the Fund in writing. No fees are charged in connection with a Shareholder's election to receive a stock dividend or in connection with any other stock dividend.

          Shares that are purchased in this offering will be entitled to any dividends that are declared on Shares of record beginning on the day following the date on which the net asset value is determined. If requested, Share certificates will be sent to Shareholders immediately following the date on which payment for the Shares has been received (the "settlement date").

                                 REPURCHASE OF SHARES

          The Fund's Board of Directors currently intends, approximately each quarter, to consider authorizing the Fund to make tender offers for up to 5% of the Fund's then outstanding Shares at the then current net asset value of the Shares. Although such tender offers, if undertaken and completed, will provide some liquidity for Shareholders, there can be no assurance that such tender offers will in fact be undertaken or completed or, if completed, that they will provide sufficient liquidity for all Shareholders who may desire to sell such Shares. As such, investment in the Shares should be considered illiquid notwithstanding the possibility that one or more tender offers may be consummated. The Fund has completed one tender offer for 1,979,192 Shares (8.5% of the then outstanding Shares) in accordance with a Board authorization of January 10, 1991, permitting the Fund to tender for up to 10% of its then outstanding Shares.

          Commencement by the Fund of such a tender offer during a period in which it is simultaneously engaged in a continuous offering of its Shares may be a violation of rules designed to prevent price manipulation promulgated by the Securities and Exchange Commission under the Securities Exchange Act of 1934. Accordingly, the Fund applied for and was granted an exemption by the Securities and Exchange Commission exempting the Fund from such rules to permit the Fund to make tender offers for its Shares while simultaneously engaged in the continuous offering of Shares. Pursuant to that exemptive order the Fund has agreed to discontinue the offer and sale of Shares during the last five business days prior to termination of any tender offer. No assurance can be given that the Fund will be able to maintain such exemption indefinitely. If the Board of Directors authorizes the Fund to make a tender offer at such time, if any, that the Fund is unable to rely on such exemption, the Fund intends to suspend the continuous offering of its Shares during the term of such tender offer in the manner prescribed by the Securities Exchange Act of 1934 (or in such other manner as may be permitted by the staff of the Securities and Exchange Commission).

          In connection with any tender offer, Shareholders will be furnished with a notice describing the tender offer. Such notice will contain information Shareholders should consider in deciding whether or not to tender their Shares and detailed instructions on how to tender their Shares. A tender offer would be funded by the disposition of portfolio investments. The Fund does not intend to borrow money to finance a tender offer. The price the Fund will pay to repurchase its Shares will be equal to the Fund's net asset value on the day the tender offer expires. During the period that the tender offer is open Shareholders may ascertain the net asset value (which is calculated on the last business day of each week and month) by calling Abbe Shapiro at (310) 996-6000.

          Although the Board of Directors believes that tender offers for the Shares generally would increase the liquidity of the Shares, the acquisition of Shares by the Fund will decrease the total assets of the Fund and, therefore, could have the effect of increasing the Fund's expense ratio. Because of the nature of the Fund's investment objective and policies and the Fund's portfolio, the Manager may encounter some difficulty in disposing of portfolio securities in order to consummate tender offers. In considering whether to make a tender offer the Board of Directors would consider, among other things, how many (if any) Shareholders have indicated an interest in selling their shares, the current cash position of the Fund, any potential effect of the repurchase on the Fund's investment management operations, and whether a tender offer would be in the best interests of all Shareholders of the Fund. Shareholders interested in selling Shares pursuant to a prospective tender offer should notify Abbe Shapiro, 11100 Santa Monica Boulevard, 15th Floor, Los Angeles, California 90025. Such notification should be in writing and should specify the number of Shares to be tendered. This information will be considered by the Board of Directors in considering whether to make a tender offer.

          Even if a tender offer has been made, the Directors' current policy (which may be changed in the future), is that the Fund will not make a tender offer if (1) in the judgment of the Directors, there is not sufficient liquidity of Fund assets; (2) such transactions, if consummated, would impair the Fund's status as a regulated investment company under the Internal Revenue Code (which would make the Fund a taxable entity, causing the Fund's income to be taxed at the corporate level in addition to the taxation of Shareholders who receive dividends from the Fund); or (3) there is, in the judgment of the Directors, any (a) material legal action or proceeding instituted or threatened challenging such transactions or otherwise materially adversely affecting the Fund, (b) declaration of a banking moratorium by federal or state authorities or any suspension of payment by banks in the United States, (c) limitations affecting the Fund or the issuers of its portfolio instruments imposed by federal, state or foreign authorities on the extension of credit by lending institutions or on the exchange of foreign currency, or (d) other events or conditions that would have a material adverse effect on the Fund or its shareholders if tendered Shares were purchased.

                 SHAREHOLDERS AGREEMENT AND RESTRICTIONS ON TRANSFER

          Each current holder of the Fund's Shares has entered into a Shareholders Agreement. Among other things, the Shareholders Agreement provides that with respect to transfers of Shares that no Shareholder may transfer any Shares to a third party that is a "company" (as the term is defined in the Act) unless (i) the prospective purchaser represents that it has total assets in excess of U.S. $5 million; (ii) it transfers a sufficient number of Shares that their current net asset value, in the aggregate, equals or exceeds $100,000; and (iii) the prospective purchaser will not own upon the transfer of Shares, either alone or together with any affiliate of the prospective purchaser, more than 15% of the Fund's outstanding Shares (provided that this restriction does not apply to the acquisition of shares by reinvestment of dividends or capital gain distributions; and provided further, that any Shareholder of the Fund may purchase its pro rata portion of all shares authorized for issuance and sale by the Fund without regard to this limitation). If the prospective purchaser is a natural person no Shares may be transferred unless (i) the prospective purchaser satisfies (ii) and (iii) above, and (ii) the prospective purchaser has an individual net worth in excess of U.S. $1 million or an individual income in excess of U.S. $200,000 during each of the two most recent years. The Shareholders Agreement provides further that successors in interest of the holders of Shares will be bound by its terms, and will be required to execute the Agreement.

          The Shareholders Agreement terminates upon the written agreement of the holders of at least 66 2/3% of the outstanding Shares of the Fund or upon the public offering of Shares by the Fund to persons who would not qualify as "accredited investors" under Regulation D under the 1933 Act.

                        PORTFOLIO TRANSACTIONS AND BROKERAGE

          In placing orders for the purchase and sale of securities for the Fund, the Manager will use its best efforts to obtain the most favorable net results and execution of the Fund's orders, taking into account all appropriate factors, including price, dealer spread or commission, if any, size of the transaction, and difficulty of the transaction. The Manager is authorized to pay spreads or commissions to brokers or dealers furnishing brokerage and research services in excess of spreads or commissions which another broker or dealer may charge for the same transaction. The type of services the Manager may consider when selecting brokers to effect transactions includes advice as to the value of securities, the advisability of investing in, purchasing or selling securities, the availability of securities or purchasers or sellers of securities, and the furnishing of analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. There is no intention to place portfolio transactions with particular brokers or dealers or groups thereof.

          Although certain research, market and statistical information from brokers and dealers can be useful to the Fund and to the Manager, it is the opinion of the Manager that such information is only supplementary to its own research efforts, since the information must still be analyzed, weighed and reviewed by the Manager in connection with the Fund. Such information may be useful to the Manager in providing services to clients other than the Fund, and not all such information may be used by the Manager in connection with the Fund. Conversely, such information provided to the Manager by brokers and dealers through whom other clients of the Manager effect securities transactions may be useful to the Manager in providing services to the Fund.

          The Fund's portfolio turnover rates for the fiscal years ended June 30, 1995, 1994 and 1993 were 23.75%, 18.13% and 11.97%, respectively. The portfolio turnover rate is expected to be less than 100% each fiscal year.

          Brokerage commissions paid on the Fund's portfolio transactions for the fiscal years ended June 30, 1995, 1994 and 1993 amounted to $10,079,926, $8,003,000 and $3,159,000, respectively.

                     REPORTS, LISTING AND PUBLICATION OF VALUE

          The Fund does not currently believe there will be an active secondary market for the Shares. To the extent a secondary market does develop, investors should be aware that the shares of closed-end investment companies typically trade at a discount from or premium to their net asset value and frequently trade at a discount from net asset value. Should there ever be a secondary market for Fund Shares, it cannot be predicted whether the Shares would sell at a discount from or premium to net asset value.

          Shares of the Fund are listed on the Luxembourg Stock Exchange. A legal notice and the Articles of Incorporation and By-Laws of the Fund are lodged with the Chief Registrar of the District Court of Luxembourg where such documents are available for inspection and where copies thereof are available upon request. While the restrictions on transfer described above under "Shareholders Agreement and Restrictions on Transfer" remain in effect there may be little (if any) trading in the Fund's Shares on the Luxembourg Stock Exchange or elsewhere. Since the Fund's inception, there has been no public trading of the Fund's Shares.

          Financial statements of the Fund are sent to the Shareholders at least semiannually. At least one of these reports will be audited annually. Reports will be made available at the office of the Fund's Luxembourg transfer agent, Banque Internationale a' Luxembourg, S.A. In addition, notices to Shareholders are published in a Luxembourg newspaper, which is the Luxemburger Wort.

          Attached as Appendix A to this Prospectus are: Emerging Markets Growth Fund, Inc. - Statement of Assets and Liabilities as of June 30, 1995 (including investment portfolio as of June 30, 1995) (audited); Statement of Operations for the fiscal year ended June 30, 1995 (audited); Statement of Changes in Net Assets for the fiscal years ended June 30, 1995 and June 30, 1994 (audited); Notes to the Financial Statements for the fiscal year ended June 30, 1995; Report of Independent Accountants for the fiscal year ended June 30, 1995; Per-Share Data and Ratios for the fiscal years ended June 30, 1991 through June 30, 1995 (audited).

          The Fund's net asset value per Share on October 31, 1995 was $50.84. The total investment return, assuming dividend and capital gain distributions were reinvested, from May 30, 1986 (the commencement of operations) through October 31, 1995 was +886%.

          Total return for the period is computed as follows:

          An initial investment is divided by the net asset value per Share as of the first day of the period in order to determine the initial number of Shares purchased. Subsequent dividends and capital gain distributions are reinvested at net asset value on the reinvestment date determined by the Board of Directors. The sum of the initial Shares purchased and Shares acquired through reinvestment is multiplied by the net asset value per Share as of the end of the period in order to determine ending value. The ending value is divided by the initial investment converted to a percentage which equals total return.

                             TAX CONSIDERATIONS

          The Fund is registered as an investment company under the 1940 Act and intends to qualify and to elect to be taxed as a "regulated investment company" (or "RIC") under the Internal Revenue Code of 1986, as amended (the "Code"). If the Fund is to qualify for the special tax treatment afforded RICs under the Code, it must meet various requirements, including (i) that at least 90% of the Fund's gross income for the taxable year must be derived from dividends, interest, and gains from the sale or other disposition of stocks, securities or foreign currencies or from other income derived with respect to its business of investing in stock, securities or currencies; (ii) that less than 30% of its gross income must be derived from the sale or disposition of stock, securities, options, futures, and certain foreign currencies (including certain options, futures or forward contracts on foreign currencies) held for less than three months; (iii) that at the end of each quarter of its taxable year, it meets certain asset diversification requirements, including that not more than 25% of the value of its assets be invested in the securities of any one issuer and at least 50% of its assets be represented by cash, U.S. Government securities or other securities limited in the case of any one issuer to not more than 5% of the Fund's total assets and to not more than 10% of the outstanding voting securities of each such issuer; and (iv) that it distribute each year at least 90% of its investment company taxable income (including interest, dividends and net short-term capital gains in excess of net long-term capital losses).

          As a RIC, the Fund will not be subject to U.S. federal income tax on its investment company taxable income and net capital gains (net long-term capital gains in excess of the sum of net short-term capital losses and capital loss carryovers from prior years), if any, that it distributes to shareholders. The Fund intends to distribute to its shareholders, at least annually, substantially all of its investment company taxable income and net capital gains. Amounts not distributed on a timely basis in accordance with a calendar-year distribution requirement are subject to a non-deductible 4% excise tax. To prevent imposition of the excise tax, the Fund must distribute during each calendar year an amount equal to the sum of (i) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (ii) at least 98% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for the twelve-month period ending on October 31 of the calendar year, and (iii) any ordinary income and capital gains for previous years that were not distributed during those years. A distribution will be treated as paid on December 31 of the current calendar year if it is declared by the Fund in October, November or December with a record date in such a month even if paid by the Fund during January of the following calendar year. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the year in which the distributions are received. To prevent application of the excise tax, the Fund intends to make its distributions in accordance with the calendar year distribution requirement.

          If it qualifies for regulated investment company status, the Fund will send written notices to shareholders annually regarding the tax status of all distributions made during such year, the amount of undistributed net capital gains and any applicable tax credits.

DISTRIBUTIONS

          Dividends of investment company taxable income are taxable to a shareholder as ordinary income whether paid in cash or reinvested in additional shares. It is anticipated that the dividends will not qualify for the dividends-received deduction for a U.S. corporation.

          Distributions of net capital gains, if any, which are designated by the Fund as capital gain dividends are taxable to shareholders as long-term capital gains, regardless of how long the shareholder has held the Fund's shares, and are not eligible for the dividends-received deduction. The Board of Directors of the Fund generally intends to distribute any net capital gains. If the Fund should retain net capital gains, it will be subject to a tax of 35% of the amount retained. The Fund expects to designate amounts retained, if any, as undistributed capital gains in a notice to its shareholders who, if subject to U.S. federal income taxation on long-term capital gains, (i) would be required to include in income for U.S. federal income tax purposes, as long-term capital gains, their proportionate shares of the undistributed amount, and (ii) would be entitled to credit against their U.S. federal income tax liabilities for their proportionate shares of the tax paid by the Fund on the undistributed amount and to claim refunds to the extent that their credits exceed their liabilities. For U.S. federal income tax purposes, the adjusted basis of the Fund shares owned by a shareholder of the Fund would be increased by an amount equal to 65% of the amount of undistributed capital gains included in the shareholder's income.

CURRENCY FLUCTUATIONS -- "SECTION 988" GAINS OR LOSSES

          Under the Code, the Fund will account for its income and deduction in U.S. dollars and thus may realize gains or losses attributable to fluctuations in exchange rates which occur between the time the Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities. Any such gains or losses generally are treated as ordinary income or ordinary loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of forward contracts and certain futures contracts and options, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. These gains or losses are referred to under the Code as "Section 988" gains or losses. Section 988 gains may increase the amount of income that the Fund must distribute in order to qualify for treatment as a RIC and to prevent application of an excise tax on undistributed income. Alternatively, Section 988 losses may decrease or eliminate income available for distribution. For example, if foreign exchange losses of the Fund were to exceed the Fund's other investment company taxable income during a taxable year, the Fund would not be able to make ordinary dividend distributions, and distributions made before the losses were realized would be recharacterized as a return of capital to shareholders for federal income tax purposes, rather than as an ordinary dividend, thus reducing each shareholder's basis in his Fund shares, or as gain from the sale of Fund shares.

HEDGING TRANSACTIONS

          Generally, certain hedging transactions which the Fund may undertake may result in "straddles" for U.S. federal income tax purposes. The straddle rules under the Code may affect the character of gains (or losses) realized by the Fund. In addition, losses realized by the Fund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which the losses are realized. Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences to the Fund of hedging transactions are not entirely clear. The hedging transactions may increase the amount of ordinary income and short-term capital gain realized by the Fund which is taxed as ordinary income when distributed to shareholders.

          Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed by the Fund to its shareholders and which will be taxed to shareholders of the Fund as ordinary income or long-term capital gain, may be increased or decreased by such hedging transactions.

          Certain requirements under the regulated investment company provisions of the Code may limit the extent to which the Fund will be able to engage in transactions in options, futures contracts and forward contracts. SALE OF SHARES

          In general, upon the sale or other disposition of shares of the Fund, a shareholder may realize a capital gain or loss which will be long-term or short-term, depending upon the shareholder's holding period for the shares. However, if the shareholder sells Fund shares to the Fund (in a tender offer by the Fund, for example), proceeds received by the shareholder may, in some cases, be characterized for tax purposes as dividends. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced within a period of 61 days beginning 30 days before and ending 30 days after disposition of the shares. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on a disposition of Fund shares held by the shareholder for six months or less will be treated as a long-term capital loss to the extent of any distributions of capital gain dividends received by the shareholder with respect to such shares.

FOREIGN WITHHOLDING TAXES

          Income received by the Fund from sources within countries other than the United States ("foreign countries") may be subject to withholding and other taxes imposed by such countries. If more than 50% of the value of the Fund's total assets at the close of its taxable year consists of securities of foreign corporations, the Fund will be eligible and intends to elect to "pass-through" to shareholders the amount of foreign income and similar taxes it has paid. Pursuant to this election, each of the Fund's shareholders will be required to include in gross income (in addition to the full amount of the taxable dividends actually received) its pro rata share of the foreign taxes paid by the Fund. Each such shareholder will also be entitled either to deduct (as an itemized deduction) its pro rata share of foreign taxes in computing its taxable income or to claim a foreign tax credit against its U.S. Federal income tax liability, subject to limitations. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions, but such a shareholder may be eligible to claim the foreign tax credit (see below). The deduction for foreign taxes is not allowable in computing alternative minimum taxable income. Each shareholder will be notified with 60 days after the close of the Fund's taxable year whether the foreign taxes paid by the Fund will "pass-through" for that year.

          Generally, a credit for foreign taxes is subject to the limitation that it may not exceed the shareholder's U.S. tax attributable to his or her foreign source taxable income. For this purpose, if the pass-through election is made, the source of the Fund's income flows through to its shareholders.
Any gains from the sale of securities by the Fund will be treated as derived from U.S. sources and certain currency fluctuation gains, including fluctuation gains from foreign currency-denominated debt securities, receivables and payables, will be treated as ordinary income derived from U.S. sources. The limitation on the foreign tax credit is applied separately to foreign source passive income (as defined for purposes of the foreign tax credit), including the foreign source passive income passed through by the Fund. Because of the limitation, shareholders taxable in the United States may be unable to claim a credit for the full amount of their proportionate share of the foreign taxes paid by the Fund. The foreign tax credit also cannot be used to offset more than 90% of the alternative minimum tax (as computed under the Code for purposes of this limitation) imposed on corporations and individuals. If the Fund is not eligible to elect to "pass through" to its shareholders its foreign taxes, the foreign taxes it pays generally will reduce investment company taxable income.

BACKUP WITHHOLDING

          The Fund may be required to withhold U.S. Federal income tax at the rate of 31% of all taxable distributions payable to shareholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or where the Fund or the shareholder has been notified by the Internal Revenue Service that the shareholder is subject to backup withholding. Corporate shareholders and certain other shareholders specified in the Code generally are exempt from such backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder's U.S. federal income tax liability.

FOREIGN SHAREHOLDERS

          The tax consequences to a foreign shareholder of an investment in the Fund may be different from those described herein. Foreign shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund.

OTHER TAXATION

          Pursuant to Treasury regulations, certain expenses of non-publicly offered RICs, including advisory fees, are no longer deductible by those investment companies. Rather, an individual shareholder's pro rata portion of such expenses will be treated as income to it and deductible by it subject to the 2% "floor" on miscellaneous itemized deductions and the other limitations set forth in the Code on itemized deductions. The Fund will be a non-publicly offered RIC generally until it either has 500 shareholders at all times during a taxable year or continuously offers its shares pursuant to a public offering with the meaning of Section 4 of the 1933 Act. Accordingly, if the Fund is a non-publicly offered RIC, to the extent such expenses are not fully deductible by a shareholder, it is possible that the shareholder's taxable income from the Fund will exceed the amounts actually distributed to the shareholder. These rules have no application to corporate Shareholders or to any foreign individual investor unless the dividend income such an investor receives from the Fund is "effectively connected" with a U.S. trade or business.

          Distributions may be subject to additional state, local and foreign taxes depending on each shareholder's particular situation. Shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund.

INVESTMENT IN FOREIGN INVESTMENT COMPANIES

          The Fund currently invests in Chile and may in the future invest in one or more other countries through vehicles organized under local laws. For U.S. Federal income tax purposes, the vehicle used may be treated as a controlled foreign corporation ("CFC"). The income and net capital gains of a CFC will be includable in the investment company taxable income of the Fund, which the Fund must distribute to its shareholders. The Fund's investment in any CFC (or in two or more CFC's in which the Fund owns 20% or more of the voting stock) may be treated as the security of one issuer for purposes of the 5% and 25% limits of the diversification requirement.

          The Fund may also invest in securities of investment companies which it does not control which are organized under the laws of a country in which it may invest. For U.S. federal income tax purposes, these investment companies will be treated as passive foreign investment companies ("PFIC"). Gain on sale of PFIC shares, and certain excess distributions received from a PFIC, will be treated as ordinary income allocable ratably over the Fund's holding period for its PFIC shares. To the extent attributable to prior taxable years of the Fund, the gains or income will be taxable to the Fund, rather than its shareholders, and tax payable by the Fund will be increased by an interest charge. The Fund may be able to elect with respect to a PFIC to be taxed currently on the PFIC's income and gains. If its election were made it would avoid taxation of the income to the Fund and imposition of any interest charge, and enable the character of the PFIC's income (as net capital gain or ordinary income) to pass through to the Fund.

          Other elections also may become available to the Fund, including one under which the Fund would treat appreciation in value of PFIC shares as gain realized at the end of a taxable year, such gain, if distributed by the Fund, would not be taxable to the Fund and no interest charge would be imposed. The specific consequences of one election normally will differ from the consequences arising under another election. As a result, the Fund will consider the ramifications of the election(s) available to it and will make these elections only as deemed appropriate.

               CUSTODIAN, DIVIDEND PAYING AGENT, TRANSFER AGENT AND REGISTRAR

          The Chase Manhattan Bank, N.A., One Chase Manhattan Plaza, New York, NY 10081, acts as Custodian for the Fund pursuant to a custodian agreement. The Custodian employs sub-custodians located in countries where the Fund's portfolio securities are traded.

          American Funds Service Company, 135 South State College Blvd., Brea, CA 92621, acts as the Fund's dividend paying agent, transfer agent and registrar for the Shares. The Fund's Luxembourg transfer agent is Banque Internationale a' Luxembourg, S.A.

                           INDEPENDENT ACCOUNTANTS AND LEGAL COUNSEL

          The accounting firm of Price Waterhouse LLP, 400 South Hope Street, Los Angeles, CA 90071, acts as independent accountants for the Fund. The financial statements for the year ended June 30, 1995 included in this Prospectus have been so included in reliance on the report of Price Waterhouse LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting.

          The law firm of Jorden Burt Berenson & Johnson LLP, 1025 Thomas Jefferson Street, N.W., Washington, D.C. 20007, acts as legal counsel to the Fund.

          At the date of this Prospectus, the Fund was not subject to any pending litigation and was not aware of any threatened litigation.

                             SUPPLEMENTAL INFORMATION
          International Finance Corporation ("IFC"), a Shareholder of the Fund, is an international organization affiliated through largely common ownership with the International Bank for Reconstruction and Development ("The World Bank") but is a separate entity with its own operational and legal staff. IFC does not have access to all information in the possession of The World Bank including information furnished in confidence by representatives of countries which are members of The World Bank. IFC's obligations are not guaranteed by The World Bank or by any of IFC's member countries. IFC's capital is owned exclusively by its member governments. Shareholders should be aware that, in the course of their regular business activities, both IFC and The World Bank may possess or come into possession of information directly relevant to investment decisions made on behalf of the Fund. Shareholders should be aware that both IFC and The World Bank are obligated not to disclose or otherwise reveal any such information to third parties, including to the Manager, Board of Directors or officers of the Fund.

                            AVAILABLE INFORMATION

          A Registration Statement on Form N-2, including amendments thereto, relating to the Shares offered hereby, has been filed by the Fund with the U.S. Securities and Exchange Commission ( "SEC"), Washington, D.C. This Prospectus does not contain all of the information set forth in the Registration Statement, including any exhibits and schedules thereto. For further information with respect to the Fund and the Shares offered hereby, reference is made to the Registration Statement. Statements contained in this Prospectus as to the contents of any contract or other document referred to are not necessarily complete and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference. A copy of the Registration Statement may be inspected without charge at the SEC's principal office in Washington, D.C., and copies of all or any part thereof may be obtained from the SEC upon the payment of certain fees prescribed by the SEC.

                            APPENDIX A TO PROSPECTUS

AUDITED FINANCIAL STATEMENTS AS OF JUNE 30, 1995:
Statement of Assets and Liabilities as of June 30, 1995 (including investment portfolio as of June 30, 1995).
Statement of Operations for the fiscal year ended June 30, 1995.
Statement of Changes in Net Assets for the fiscal years ended June 30, 1995 and June 30, 1994.
Per-Share Data and Ratios for the fiscal years ended June 30, 1991 through June 30, 1995.
Notes to Financial Statements for the fiscal year ended June 30, 1995.
Report of Independent Accountants dated August 10, 1995.
INVESTMENT PORTFOLIO, JUNE 30, 1995



                                        EQUITY-TYPE SECURITIES



                                        COMMON       PREFERRED          CONVERTIBLE                     PERCENT OF

INDUSTRY DIVERSIFICATION                STOCKS       STOCKS             BONDS              BONDS         NET
                                                                                                        ASSETS





Telecommunications                      10.22%       3.61%              -                  -            13.83%

Banking                                 10.68        0.39               0.55%              -            11.62

Utilities: Electric & Gas               7.77         3.41               -                  0.07         11.25

Beverages & Tobacco                     3.80         0.97               -                  -            4.77

Metals: Steel                           2.67         0.78               0.25               0.12         3.82

Energy Sources                          2.51         0.69               -                  -            3.20

Equity Common Trusts                    2.64         0.06               -                  -            2.70

Other Industries                        24.67        2.67               1.16               2.98         31.48

                                        -----------------------------------------------------


                                        64.96%       12.58%             1.96%              3.17%        82.67

                                        ============================================


Short-Term Securities                                                                                   17.37



Excess of liabilities over cash and                                                                     (0.04)
 receivables                                                                                            ------



Net Assets                                                                                              100.00%
                                                                                                        =======


***********************
TEN LARGEST EQUITY HOLDINGS



                                                                                                    Market Value

                                                                              Acquisition           of Holdings

                                                   Percent of                 Cost                  6/30/95

Security                                           Net Assets                 (in thousands)*       (in
                                                                                                    thousands)*



Centrais Electricas Brasileiras                    3.24%                      $90,750               $180,298

Telecomunicacoes Brasileiras                       2.39                       61,437                133,126

Philippine Long Distance Telephone Co.             2.24                       52,072                124,763

Telecom Argentina STET-France Telecom              1.9                        87,517                105,984

Telefonos de Mexico                                1.83                       125,258               101,853

Bangkok Bank                                       1.74                       25,468                96,714

Korea Electric Power                               1.65                       64,133                91,917

San Miguel                                         1.3                        13,771                72,303

Companhia Energetica de Minas Gerais               1.18                       32,970                65,590

Samsung Electronics Co.                            1.11                       20,313                61,185
                                                   ------                     --------              ----------

                                                   18.58%                     $573,689              $1,033,733
                                                   ======                     ========              ==========




* These figures reflect cost blocks owned on 6/30/95.

                                                                         Number of

EQUITY-TYPE SECURITIES                                                   Shares              Market         Percent

(common and preferred stocks                                             or                  Value          of Net

  and convertible debentures)                                            Principal           (000)          Assets

                                                                         Amount



Argentina - 7.45%

  Alpargatas SAIC (1)                                                    13,413,632          $5,166         .09

  Astra Compania Argentina de Petroleo SA                                9,792,450           14,693         .26

  Banco de Galicia y Buenos Aires SA, Class B

   (American Depositary Receipts)                                        1,343,000           21,152

  Banco de Galicia y Buenos Aires SA,

   7.00% convertible bond August 1, 2002                                 $12,365,000         8,655          .54

  Banco Frances del Rio de la Plata SA                       1,427,200           8,566

  Banco Frances del Rio de la Plata SA

    (American Depositary Receipts)                                       1,297,600           23,357         .57

  BISA-Bemberg Industrial SA (1) (2)

    (acquired 10/31/94, cost: $3,130,000)                                3,130,000           3,130          .06

  Buenos Aires Embotelladora SA, Class B

    (American Depositary Receipts)                                       1,286,000           32,311         .58

  Central Costanera SA, Class B                                          1,088,933           3,431          .06

  Central Puerto SA, Class B                                             506,795             1,876

  Central Puerto SA, Class B (American Depositary Receipts)

    (acquired 2/27/95, cost:$755,000) (2)                                51,820              959            .05

  Compania Naviera Perez Companc SACFIMFA, Class B                       3,660,114           15,377         .28

  Hidroneuquen SA (acquired 11/11/93, cost: $26,649,000)                 26,649,468          26,649         .48
(1)(2)

  IRSA Inversiones y Representaciones SA                                 100,000             237

  IRSA Inversiones y Representaciones SA

    (Global Depositary Receipts) (1)                                     384,575             8,941          .17

  Nortel Inversora SA, Class A, preferred

    (American Depositary Receipts)

    (acquired 11/24/92, cost:$10,760,000) (2)                            1,321,820           13,099

  Nortel Inversora SA, Class B, preferred

    (American Depositary Receipts)

    (acquired 2/27/92, cost: $27,980,000) (2)                            2,034,860           30,523         .78

  Sociedad Comercial del Plata SA                                        4,777,000           11,851         .21

  Telecom Argentina STET-France Telecom SA,

    Class B                                                              9,954,072           45,305

  Telecom Argentina STET-France Telecom SA,

    Class B (American Depositary Shares) (1)                             1,333,600           60,679         1.90

  Telefonica de Argentina SA, Class B                              4,000,000           10,043

  Telefonica de Argentina SA, Class B

    (American Depositary Shares)                                         2,041,300           50,522         1.09

  YPF SA, Class D

    (American Depositary Receipts)                                       972,800             18,362         .33

                                                                                             ---------      ---------
                                                                                             -              -

                                                                                             414,884        7.45

                                                                                             ---------      ---------
                                                                                             -              -



Australia - 0.07%

Star Mining Corp. NL                                                     19,740,000          4,064          .07

                                                                                             ---------
                                                                                             -

Brazil - 13.11%

  Aracruz Celulose SA,

    (American Depositary Receipts)                                       449,200             5,278          .09

  Banco Bradesco SA, preferred nominative                                2,547,387,541       21,597

  Banco Bradesco SA, preferred nominative, rights

    expire July 13, 1995 (1)                                             46,000,759          50             .40

  Brasmotor SA, preferred nominative                                     100,675,187         18,603         .33

  CBV Industria Mecanica SA, preferred nominative                        87,120,000          57             -

  Centrais Eletricas Brasileiras SA, preferred nominative                378,723,200         100,856

  Centrais Eletricas Brasileiras SA, ordinary nominative                 304,527,864         79,442         3.24

  CESP-Companhia Energetica de Sao Paulo,

     preferred nominative                                                571,589,400         22,615

  CESP-Companhia Energetica de Sao Paulo, preferred

     nominative (American Depositary Receipts)

     acquired 8/30/94, cost: $2,141,000) (1) (2)                         124,992             1,391          .56

  CESP-Companhia Energetica de Sao Paulo, ordinary

     nominative                                                          215,440,754         7,025

  COFAP-Companhia Fabricadora de Pecas,

     preferred nominative                                                575,117             4,926          .08

  Companhia Cervejaria Brahma, preferred nominative                      164,539,015         54,010

  Companhia Cervejaria Brahma, ordinary nominative                       224,483             81             .97

  Companhia Cimento Portland Itau, preferred nominative                  21,005,800          6,165          .11

  Companhia Energetica de Minas Gerais-CEMIG,

     preferred nominative                                                3,047,043,436       59,616

  Companhia Energetica de Minas Gerais-CEMIG, preferred

     nominative (American Depositary Receipts)

     (acquired 9/22/94, cost: $7,886,000) (1) (2)                        310,323             5,974          1.18

  Companhia Siderurgica Belgo-Mineira,

      preferred nominative                                               73,460,892          6,508

  Companhia Siderurgica Belgo-Mineira,

      ordinary nominative                                                2,086,180           207            .13

  Companhia Siderurgica Belgo-Mineira Luxembourg,

      ordinary nominative                                                2,813,639           356

  Companhia Siderurgica Nacional ordinary nominative                     353,842,000         8,073          .14

  Companhia Suzano de Papel e Celulose

    Class, B, preferred nominative                                       949,900             4,853          .08

  Companhia Vale Do Rio Doce, preferred nominative                       129,450,460         19,558         .35

  GP Capital Partners, LP

    (acquired 1/28/94, cost: $24,000,000) (1) (2) (3)                    24,000              24,000         .43

  Industrias Klabin de Papel e Celulose SA,

    preferred nominative                                                 8,453,761           11,946         .21

  Iochpe-Maxion SA, preferred nominative                                 4,075,100           1,541          .03

  Lojas Americanas SA, preferred nominative                              97,709,809          2,177

  Lojas Americanas SA, ordinary nominative                               169,464,200         3,859          .12

  Lojas Americanas SA, preferred nominative,

    warrants, expire May 3, 1996 (1)                                     1,153,009           617

  Mesbla SA, preferred nominative                                        79,324,845          4,742

  Mesbla SA, Series 2, 13.25% convertible

    bond November 1, 1996                                                R$25,190,000        1,491          .11

  Metal Leve SA Industria e Comercio,

    preferred nominative                                                 115,884,489         3,275          .06

  Petrobras Distribuidora SA-BR, preferred nominative                    745,735,000         25,777         .46

  Petroleo Brasileiro SA-PETROBRAS, preferred nominative                 428,960,000         36,368         .65

  Refrigeracao Parana SA, preferred nominative                           170,197,509         331            .01

  Telecomunicacoes Brasileiras SA, preferred nominative                  4,042,120,168       133,126        2.39

  Telecomunicacoes de Sao Paulo SA-Telesp,

    preferred nominative                                                 196,894,977         24,396

  Telecomunicacoes de Sao Paulo SA-Telesp,

    ordinary nominative                                                  40,745,500          5,182          .53

  Usinas Siderurgicas de Minas Gerais SA,

    preferred nominative                                                 15,503,058,000      17,525         .31

  Vidrarcaria Santa Marina, ordinary nominative                          1,824,372           7,535          .14

                                                                                             ---------      ---------
                                                                                             -              -

                                                                                             731,129        13.12

                                                                                             ---------      ---------
                                                                                             -              -

Canada - 0.16%

Abacan Resource Corp.                                                    3,000,000           9,066          .16

                                                                                             ---------      ---------
                                                                                             -              -





Chile - 2.23%

  Banmedica SA                                                           4,500,000           2,049          .04

  CAP SA                                                                 1,100,000           6,925          .13

  Chilgener SA

    (American Depositary Receipts)                                       1,810,457           57,256         1.03

  Compania de Telecomunicaciones de Chile SA

    (American Depositary Receipts)                                       63,700              5,184          .09

  Compania Tecno Industrial SA                               80,245,285          5,804          .10

  Empresa Nacional de Electricidad SA

    (American Depositary Receipts)                                       1,350,750           35,795         .64

  Enersis SA                                                             540,697             317            .01

  Forestal Terranova                                                     1,100,000           2,107          .04

  Invercap SA                                                            1,100,000           2,416          .04

  Sociedad Quimica y Minera de Chile SA, Class A                         1,321,300           6,265          .11

                                                                                             ---------      ---------
                                                                                             -              -

                                                                                             124,118        2.23

                                                                                             ---------      ---------
                                                                                             -              -

China  - 1.81%

  China North Industries Investment Ltd.

    (acquired 9/30/94, cost: $5,727,000) (1) (2)                         5,500,000           5,720          .10

  China Yuchai International Ltd. (1)                                    1,015,500           10,282         .19

  Guangdong Electric Power, Class B

    (acquired 5/31/95, cost: $5,999,000) (1) (2)                         10,855,000          5,471          .10

  Harbin Power Equipment Co. Ltd.

     (American Depositary Receipts)

     (acquired 11/30/94, cost: $3,336,000) (1) (2)                       99,000              3,167

  Harbin Power Equipment Co. Ltd., Class H (1)                           44,509,000          14,237         .31

  Huaneng Power International, Class N

     (American Depositary Receipts) (1)                                  1,099,100           20,196         .36

  Maanshan Iron & Steel Co. Ltd.

     (acquired 10/14/93, cost: $9,730,000) (1) (2)                       32,935,500          6,896          .12

  NW China Investment Ltd.

     (acquired 9/22/93, cost: $6,240,000) (1) (2)                        600,000             6,360          .12

  Shanghai Diesel Engine Co. Ltd., Class B                               5,071,000           3,144          .06

  Shanghai Petrochemical Co. Ltd., Class H                               71,606,600          22,443

  Shanghai Petrochemical Co. Ltd., Class H

     (American Depositary Receipts)                                      7,000               220            .40

  Yizheng Chemical Fibre Co. Ltd., Class H (1)                           1,408,500           492            .01

  Zhenhai Refining and Chemical Co. Ltd., Class H                        9,040,000           2,161          .04

                                                                                             ---------      ---------
                                                                                             -              -

                                                                                             100,789        1.81

                                                                                             ---------      ---------
                                                                                             -              -



Colombia - 0.45%

  Banco de Bogota                                                        1,317,898           7,790          .14

  Banco de Colombia SA (Global Depositary Receipts)

    (acquired 4/4/94, cost: $11,176,000) (1) (2)                         880,000             6,600

  Banco de Colombia SA, 5.20% convertible bond                                                              .31

   February 1, 1999 (acquired 1/27/94,                                   $14,250,000         10,688
    cost: $15,571,000) (1) (2)

                                                                                             ---------      ---------
                                                                                             -              -

                                                                                             25,078         .45

                                                                                             ---------      ---------
                                                                                             -              -

Czech Republic - 0.09%

SPT Telecom                                                              51,000              5,181          .09

                                                                                             ---------      ---------
                                                                                             -              -



Ecuador - 0.11%

  La Cemento Nacional CA (Global Depositary Receipts)

    (acquired 6/21/94, cost: $4,110,000) (1)(2)                          25,856              5,947          .11

                                                                                             ---------      ---------
                                                                                             -              -





Ghana - 0.35%

  Ashanti Goldfields Co. Ltd. (Global Depositary Receipts)               860,000             19,565         .35

                                                                                             ---------      ---------
                                                                                             -              -





Greece - 1.02%

  Hellenic Bottling Co. SA                                               844,045             25,082         .45

  Intracom SA-Hellenic Telecommunications and

     Electronics Industry, preferred                                     20,000              469

  Intracom SA-Hellenic Telecommunications and

     Electronics Industry, ordinary                                      476,620             13,146         .24

  Katselis Sons SA, ordinary                                             115,000             888            .02

  Michaniki SA, preferred                                                252,540             3,219

  Michaniki SA, ordinary                                                 533,520             8,354          .21

  Titan Cement Co. SA, ordinary                                          146,522             5,566          .10

                                                                                             ---------      ---------
                                                                                             -              -

                                                                                             56,724         1.02

                                                                                             ---------      ---------
                                                                                             -              -



Hong Kong - 1.03%

  Consolidated Electric Power Asia Ltd.                                  18,460,000          42,826

  Consolidated Electric Power Asia Ltd.

    (American Depositary Shares)

    (acquired 11/29/93, cost: $2,268,000) (1) (2)                        140,000             3,248          .83

  Hopewell Holdings Ltd.                                                 2,000,000           1,693          .03

  Hutchison Delta Finance Ltd.,

     7.00% convertible bond October 24, 2001 (1)                         $2,000,000          2,159          .04

  Siu-Fung Ceramics Holdings Ltd.                                        22,834,000          3,276          .06

  Tian An China Investments Co. Ltd.                                     26,387,000          4,093

  Tian An China Investments Co. Ltd., warrants

    expire January 25, 1996 (1)                                          6,680,000           17             .07

                                                                                             ---------      ---------
                                                                                             -              -

                                                                                             57,312         1.03

                                                                                             ---------      ---------
                                                                                             -              -



Hungary - 0.00%

  Graboplast Textiles Muborgyarto RT                                     10,000              114            -

                                                                                             ---------      ---------
                                                                                             -              -



India - 5.68%

  East India Hotels Ltd.                                                 639,777             8,661

  East India Hotels (Global Depositary Receipts) (1)                     100,000             1,563          .18

  EID Parry Ltd. (Global Depositary Receipts) (1)                        624,000             2,184          .04

  Essar Gujarat Ltd.                                                     3,667,000           6,891

  Essar Gujarat Ltd., 5.50% convertible

     Eurobonds August 5, 1998                                            $7,195,000          7,573          .26

  Flex Industries Ltd.                                                   393,800             2,233

  Flex Industries Ltd., (1 unit = 2 shares + 1 warrant)                  157,520             893            .06

  Grasim Industries Ltd.                                                 260,300             5,008

  Grasim Industries Ltd.

    (Global Depositary Receipts)                                         730,000             17,432         .40

  Hindalco Industries Ltd. (Global Depositary Receipts)                  230,000             6,555          .12

  India Fund, Class B                                                    3,306,718           6,110          .11

  India Magnum Fund NV, Class B, non-voting shares (1)                   20,000              920            .02

  Indian Aluminum Co. Ltd.

    (Global Depositary Receipts)                                         527,000             5,270          .09

  Indian Rayon and Industries Ltd.                                       305,300             4,454

  Indian Rayon and Industries Ltd.

    (Global Depositary Receipts) (1)                                     96,000              1,368          .10

  Indo Gulf Fertilisers and Chemicals Corp. Ltd.                         2,155,200           4,085

  Indo Gulf Fertilisers and Chemicals Corp. Ltd.

    (Global Depositary Receipts) (1)                                     1,770,900           3,630          .14

  I.T.C. Ltd.                                                            1,214,600           9,362          .17

  Madras Cement Ltd.                                                     4,000               1,159          .02

  Mahanagar Telephone Nigam Ltd.                                         10,295,500          54,109         .97

  Mahindra & Mahindra Ltd.                                               860,650             8,909

  Mahindra & Mahindra

    (Global Depositary Receipts)                                         545,000             6,268          .27

  Mastergain Scheme                                                      33,345,500          10,621         .19

  Max India Ltd.                                                         371,150             4,315          .08

  Motor Industries Co. Ltd.                                              97,660              18,384         .33

  Nicholas Piramal India Ltd.                                            325,000             2,847          .05

  Nippon Denro Ispat Ltd., 3.00% convertible bond April 1,
2001

    (acquired 3/1/94, cost: $7,758,000) (1) (2)                          $8,750,000          5,250          .09

  Ranbaxy Laboratories Ltd.                                              554,350             11,477

  Ranbaxy Laboratories Ltd.

    (Global Depositary Receipts) (1)                                     777,800             19,445         .55

  Raymond Woollen Mills Ltd.

    (Global Depositary Receipts) (1)                                     673,200             10,186         .18

  SCICI Ltd.                                                             5,294,600           11,552

  SCICI Ltd., 3.50% convertible Eurobonds

    April 4, 2004                                                        $3,620,000          3,403          .27

  Sundaram Finance Ltd.                                                  76,500              924            .02

  Tata Engineering and Locomotive Co. Ltd.                               510,000             9,162

  Tata Engineering and Locomotive Co. Ltd.

    (Global Depositary Receipts)

    (acquired 12/12/94, cost: $18,509,000) (1) (2)                       1,246,500           24,307         .68

  Tata Engineering and Locomotive Co. Ltd.,

    (Global Depositary Receipts), warrants, expire March                 883,000             4,194
     8, 1996 (1)

  United Phospherous Ltd.                                                366,500             7,775

  United Phospherous Ltd.

    (Global Depositary Receipts) (1)                                     55,000              1,182          .16

  Videocon International Ltd.                                            56,100              179

  Videocon International Ltd.

    (Global Depositary Receipts) (1)                                     62,200              221            .01

  Zee Telefilms Ltd.                                                     934,200             6,636          .12

                                                                                             ---------      ---------
                                                                                             -              -

                                                                                             316,697        5.68

                                                                                             ---------      ---------
                                                                                             -              -



Indonesia - 4.16%

  PT Astra International                                                 11,582,400          20,553         .37

  PT Bakrie & Brothers                                                   3,727,600           11,387         .20

  PT Bank Internasional Indonesia                                        10,141,500          31,322         .56

  PT Gudang Garam                                                        1,370,000           10,524         .19

  PT Indah Kiat Pulp & Paper Corp.                                       33,918,550          50,284         .90

  PT Indofood Sukses Makmur                                              10,904,450          47,027         .85

  PT International Nickel Indonesia                                      5,069,500           10,248         .18

  PT Inti Indorayan Utama, 7.00% convertible bond

    May 2, 2006 (acquired 4/22/91, cost: $900,000) (2)                   $900,000            851

  PT Inti Indorayan Utama, 7.00%

    convertible Eurobonds May 2, 2006 (5)                                $400,000            378            .02

  PT Japfa Comfeed Indonesia                                             700,000             487            .01

  Jaya Real Property                                                     1,300,000           3,913          .07

  PT Kabelmetal Indonesia                                                1,200,000           2,022          .04

  PT Kalbe Farma                                                         362,000             1,659          .03

  PT Mayora Indah                                                        1,550,000           7,102          .13

  PT Modern Photo Film Co.                                               557,000             3,028          .05

  PT Pabrik Kertas Tjiwi Kimia                                           672,000             1,351          .03

  Perusahaan Perseroan (Persero) PT Indonesian

     Satellite Corp.  (American Depositary Receipts)                     600,500             22,969         .41

  PT  Praxair Indonesia (1)                                              142,700             27             -

  PT Supreme Cable Manufacturing Corp.                                   811,000             2,559          .05

  PT Tigaraksa Satria                                                    1,014,400           3,463

  PT Tigaraksa Satria, 12.00%

    convertible bond August 14, 1997                                     IR 192,900          357            .07



                                                                                             ---------      ---------
                                                                                             -              -

                                                                                             231,511        4.16

                                                                                             ---------      ---------
                                                                                             -              -



Luxembourg  - 1.02%

  New Europe East Investment Fund, Class B

     (acquired 6/4/93, cost: $54,500,000) (1) (2) (3) (4)                436                 56,657         1.02

                                                                                             ---------      ---------
                                                                                             -              -



Malaysia  - 4.27%

  Genting Bhd.                                                           2,347,500           23,215         .42

  Genting International PLC                                              8,301,000           14,194         .25

  IJM Corp. Bhd.                                                         3,714,000           14,783

  IJM Corp. Bhd., 7.00% convertible loan stock 1997                      RM 323,857          897            .28

  Leader Universal Holding Bhd.                                          8,920,000           31,844         .57

  Malaysian International Shipping Corp. Bhd.                            2,210,000           6,484          .12

  Nestle (Malaysia) Sdn. Bhd.                                      4,765,000           36,564         .66

  OYL Industries Bhd.                                                    1,165,437           8,321          .15

  Renong Bhd.                                                            4,914,000           9,154

  Renong Bhd., 2.50% convertible bond January 15, 2005

     (acquired 10/20/94, cost:$2,553,000) (2)                            $2,550,000          2,856          .27

  Renong Bhd., 2.50% convertible Eurobonds

     January 15, 2005/1999                                               $2,855,000          3,198

  Resorts World Bhd.                                                     1,267,000           7,435          .13

  Sime Darby Bhd.                                                        16,217,000          45,251         .81

  Sime UEP Properties Bhd.                                               3,344,000           6,930          .12

  Tan Chong Motor Holdings Bhd.                                          680,000             776            .01

  Technology Resources Industries Bhd. (1)                               2,614,000           7,508          .14

  UMW Holdings Bhd.                                                      6,257,359           18,102

  UMW Holdings Bhd., warrants, expire January 26, 2000 (1)               736,159             643            .34

                                                                                             ---------      ---------
                                                                                             -              -

                                                                                             238,155        4.27

                                                                                             ---------      ---------
                                                                                             -              -





Mexico  - 7.43%

  Apasco, SA de CV, Class A                                              4,717,226           18,748         .34

  CEMEX, SA, Class A                                                     3,090,762           10,699

  CEMEX, SA, Class B                                                     6,569,625           23,741         .85

  CEMEX, SA, ordinary participation certificates                         2,993,975           10,172

  CEMEX, SA, Class B, 4.25% convertible bond

    November 1, 1997 (acquired 9/28/94, cost $3,876,000) (2)             $4,000,000          3,020

  Cifra, SA de CV, Class A                                               8,694,000           11,982

  Cifra, SA de CV, Class B                                               10,761,580          14,832         .75

  Cifra, SA de CV, Class C                                               11,580,192          15,292

  Embotelladores del Valle de Anahuac, SA de CV, Class B                 546,000             516            .01

  Gruma, SA de CV, Class B                                               864,960             2,467          .04

  Grupo Carso, SA de CV, Class A1                                        4,448,300           24,380         .44

  Grupo Financiero Banamex Accival, SA de CV, Class B                    23,313,600          35,867

  Grupo Financiero Banamex Accival, SA de CV. Class L                    3,144,794           4,788

  Grupo Financiero Banamex Accival, SA de CV,

     7.00% convertible Eurobonds December 15, 1999                       $8,300,000          5,976          .84

  Grupo Financiero Banorte, SA de CV, Class C                            4,070,400           5,284          .09

  Grupo Industrial Maseca, SA de CV, Class B

    (American Depositary Receipts) (1)                                   5,700               57             -

  Grupo Televisa, SA, ordinary participation certificates                375,000             3,846

  Grupo Televisa, SA, ordinary participation certificates

    (American Depositary Receipts)                                       1,670,200           34,030         .68

  Kimberly-Clark de Mexico, SA de CV, Class A                      1,651,100           18,998         .34

  Panamerican Beverages, Inc., Class A                                   1,389,200           41,676         .75

  Sigma Alimentos, SA de CV. Class B                                     400,000             2,724          .05

  Telefonos de Mexico, SA de CV, Class A                     7,487,500           11,063

  Telefonos de Mexico, SA de CV, Class L                     11,231,250          16,595

  Telefonos de Mexico, SA de CV, Class L

    (American Depositary Receipts)                                       2,504,475           74,195         1.83

  Tolmex, SA de CV, Class B2                                             2,285,200           8,936

  Tolmex, SA de CV, Variable Capital, Class B

    (American Depositary Receipts)                                       174                 7              .16

  Tubos de Acero de Mexico, SA (1)                                 1,012,200           4,948

  Tubos de Acero de Mexico, SA

    (American Depositary Receipts) (1)                                   1,883,200           9,298          .26

                                                                                             ---------      ---------
                                                                                             -              -

                                                                                             414,137        7.43

                                                                                             ---------      ---------
                                                                                             -              -



Morocco  - 0.07%



  Cimentirie de L'Oriental, Class A (1)                                  92,503              3,673          .07

                                                                                             ---------      ---------
                                                                                             -              -

Pakistan  - 1.07%

  Chakwal Cement Co. Ltd.

    (Global Depositary Receipts) (1)                                     891,111             6,353          .12

  Hub Power Co. Ltd. (Global Depositary Receipts) (1)                    2,066,328           29,714         .53

  Pakistan Telecommunication Corp. (Global Depositary                    236,100             23,492         .42
Receipts)
  (1)

                                                                                             ---------      ---------
                                                                                             -              -

                                                                                             59,559         1.07

                                                                                             ---------      ---------
                                                                                             -              -







Peru  - 0.83%

  Banco de Credito del Peru                                              19,522,194          34,265         .62

  Ontario-Quinta A.V.V. (acquired 8/15/94, cost: $12,000,000)            11,694,441          11,694         .21
   (1) (2)

                                                                                             ---------      ---------
                                                                                             -              -

                                                                                             45,959         .83

                                                                                             ---------      ---------
                                                                                             -              -



Philippines  - 7.50%

  Ayala Corp., Class B                                                   24,135,727          26,986

  Ayala Corp., Class B (Global Depositary Shares)                        459,800             4,598          .57

  Ayala Land, Inc., Class B                                              19,635,962          22,725         .41

  Bacnotan Consolidated Industries, Inc., 5.50% convertible bond

    June 21, 2004 (acquired 6/8/94, cost: $4,478,000) (2)                $4,500,000          4,050          .07

  Benpres Holdings Corp.

    (Global Depositary Receipts) (1)                                     793,210             6,346          .11

  International Container Terminal Services Inc.                         5,787,730           4,030

  International Container Terminal Services Inc., 6.00%
   convertible bond, February 19, 2000

  (acquired 2/18/93, cost: $4,000,000) (2)                               $4,000,000          4,400          .15

  JG Summit Holdings, Inc., Class B                                      11,056,600          3,210

  JG Summit Holdings, Inc., Class B

    (Global Depositary Shares)                                           20,000              535

  JG Summit Holdings, Inc.,

    3.50% convertible bond December 23, 2003 (2)                         $9,870,000          6,934          .25

  JG Summit Holdings, Inc., 3.50% convertible Eurobonds

    December 23, 2003                                                    $4,750,000          3,337

  Keppel Philippines Holding Inc., Class B                               1,995,300           978            .02

  Kepphil Shipyard, Inc. (1)                                             462,000             48             -

  Manila Electric Co., Class B                                           979,590             7,878          .14

  Metropolitan Bank and Trust Co.                                        1,757,735           38,272         .69

  Petron Corp.                                                           6,071,250           3,990

  Petron Corp. (Global Depositary Receipts)                              377,075             11,124         .27

  Philippine Commercial National Bank                                    892,080             6,614          .12

  Philippine Long Distance Telephone Co., ordinary                       86,250              6,175

  Philippine Long Distance Telephone Co.

    (American Depositary Receipts)                                       1,306,305           93,727

  Philippine Long Distance Telephone Co., convertible preferred,

    Series III (Global Depositary Receipts) (1)                          474,000             19,315         2.24

  Philippine Long Distance Telephone Co., convertible

    preferred Series III (Global Depositary Shares)                      87,000              5,546

  Philippine National Bank                                               1,233,072           14,392         .26

  Pilipino Telephone Corp.(acquired 6/26/92, cost:                       32,504,000          25,503         .46
$10,320,000)
   (1)(2)

  PR Holdings, Inc., subscription rights

  (acquired 7/8/92, cost: $9,835,000) (1) (2)                            2,236,600           9,704          .17

  San Miguel Corp., Class B                                              17,386,772          72,303         1.30

  Universal Robina                                                       9,092,400           4,637

  Universal Robina (acquired 3/2/94, cost: $13,032,000) (1)              20,400,000          10,404         .27
(2)

                                                                                             ---------      ---------
                                                                                             -              -

                                                                                             417,761        7.50

                                                                                             ---------      ---------
                                                                                             -              -





Poland  - 0.05%

  Zywiec (Zaklady Piwowarskie w Zywcu S.A.)                              40,000              3,025          .05

                                                                                             ---------      ---------
                                                                                             -              -



Portugal  - 0.35%

  Banco Comercial Portugues, SA                                    206,719             2,737          .05

  ITI Sociedade de Investimentos Turisticos na

    Ilha da Madeira SA                                                   64,000              617            .01

  Portugal Telecom, SA (American Depositary Receipts) (1)                815,000             15,485         .28

  TVI-Televisao Independente SA (1)                                      105,500             650            .01

                                                                                             ---------      ---------
                                                                                             -              -

                                                                                             19,489         .35

                                                                                             ---------      ---------
                                                                                             -              -



Russian Federation  - 0.18%

  Russian Telecommunications Development Corp.

     (acquired 12/22/93, cost: $3,800,000) (1) (2)                       380,000             3,800

  Russian Telecommunications Development Corp.,

     non-voting ordinary (acquired 12/22/93, cost: $6,200,000)           620,000             6,200          .18
     (1)(2)

                                                                                             ---------      ---------
                                                                                             -              -

                                                                                             10,000         .18

                                                                                             ---------      ---------
                                                                                             -              -

South Africa  - 0.79%



  Nedcor Ltd., units (acquired 5/23/95, cost: $8,102,000) (1)            177,000             8,717          .16
   (2)

  Sasol Ltd.                                                             3,688,680           35,365         .63

                                                                                             ---------      ---------
                                                                                             -              -

                                                                                             44,082         .79

                                                                                             ---------      ---------
                                                                                             -              -



South Korea  - 7.05%

  Cheil Foods & Chemicals Inc., non-voting preferred                     70,500              2,050

  Cheil Foods & Chemicals Inc., ordinary                                 3,000               188

  Cheil Foods & Chemicals Inc., 3.00%

    convertible Eurobonds December 31, 2006                              $2,365,000          2,743          .09

  Daehan Asia Trust

    (International Depositary Receipts)  (1)                             2,820               3,313          .06

  Daehan Korea Trust

    (International Depositary Receipts)                                  500                 450            .01

  Daewoo Corp.                                                           257,738             3,229          .06

  Daewoo Securities Co., Ltd.  non-voting, preferred                     326,350             6,456

  Daewoo Securities Co., Ltd.                                            240,674             6,793          .24

  Haitai Stores Co., Ltd.                                                13,401              152            -

  Hanil Bank                                                             3,227,780           37,621         .68

  Hansol Paper Co. Ltd., preferred                                       17,263              319

  Hansol Paper Co. Ltd., ordinary                                        80,627              3,243          .06

  Hyundai Motor Co., nonvoting preferred

    (Global Depositary Receipts) (1)                                     544,800             11,033         .20

  Korea Asia Fund Ltd.

    (International Depositary Receipts) (1)                              300                 2,888          .05

  Korea Electric Power Corp.                                             2,250,500           86,826

  Korea Electric Power Corp.

    (American Depositary Receipts)                                       225,000             5,091          1.65

  Korea First Bank                                                       2,349,570           22,157         .40

  Korea Long Term Credit Bank                                            349,841             10,313         .19

  Korea Pacific Trust

    (International Depositary Receipts)                                  3,000               3,825          .07

  Kyongnam Bank                                                          733,607             6,870          .12

  LG Chemicals, preferred                                                252,000             3,789          .07

  LG Electronics, non-voting preferred                                   167,300             3,883

  LG Electronics, non-voting preferred

    (Global Depositary Receipts)                                         256,100             2,945          .12

  LG Securities, preferred                                               291,842             3,345

  LG Securities, ordinary                                                2,337               41             .06

  Pacific Chemical Ind.                                                  165,440             4,189          .08

  Pohang Iron & Steel Co., Ltd.                                          585,540             58,083

  Pohang Iron & Steel Co., Ltd.

    (American Depositary Receipts)                                       18,000              531            1.05

  Samsung Co., Ltd.                                                      29,021              731            .01

  Samsung Electronics Co., Ltd.                                          192,704             32,248

  Samsung Electronics Co., Ltd., new                                     40,313              6,663

  Samsung Electronics Co., Ltd., non- voting preferred, new              12,515              1,182

  Samsung Electronics Co., Ltd, non-voting preferred                     63,241              5,973

  Samsung Electronics Co. Ltd., non- voting preferred

    (Global Depositary Shares) (1)                                       166,922             8,680          1.11

  Samsung Electronics Co. Ltd., ordinary

    (Global Depositary Shares) (1)                                       89,420              6,439

  Seoul Asia Index Trust

    (International Depositary Receipts)                                  80                  960            .02

  Seoul Horizon Trust                                                    531,000             9,160          .16

  Shinhan Bank                                                           155,650             3,427          .06

  Ssangyong Investment & Securities Co., Ltd.                            4,000               69             -

  Ssangyong Investment & Securities Co., Ltd., nonvoting                 61,090              677            .01
    preferred

  Ssangyong Oil Refining Co., Ltd.                                       180,000             5,175          .09

  Taihan Electric Wire Co.                                               134,418             4,698          .08

  Yukong Ltd.                                                            262,661             10,982

  Yukong Ltd., non- voting preferred,

    (Global Depositary Receipts)                                         257,558             2,768          .25

                                                                                             ---------      ---------
                                                                                             -              -

                                                                                             392,198        7.05

                                                                                             ---------      ---------
                                                                                             -              -

Sri Lanka  - 0.21%

  Asian Hotel Corp.                                                      6,107,500           1,912          .03

  Development Finance Corp. of Ceylon                                    1,258,310           9,377          .17

  National Development Bank                                              96,200              459            .01

                                                                                             ---------      ---------
                                                                                             -              -

                                                                                             11,748         .21

                                                                                             ---------      ---------
                                                                                             -              -

Taiwan  - 0.84%

  Chia Hsin Cement Corp.

    (Global Depositary Receipts)                                         590,300             6,641          .12

  China Steel Corp.

    (American Depositary Receipts) (1)                                   868,000             17,794

  China Steel Corp                                                                                          .43

    (Global Depositary Shares)                                           300,000             6,150

  Hocheng Group Corp Ltd., (Global Depositary Receipts)                  90,469              1,063          .02

  Nan Ya Plastics Corp., 1.75% convertible bond

    July 19, 2001 (acquired 7/11/94, cost: $12,873,000) (2)              $13,250,000         12,687

  Nan Ya Plastics Corp., 1.75% convertible Eurobond

    July 19, 2001  (1)                                                   $1,000,000          957            .24

  R.O.C. Taiwan Fund  (1)                                                26,000              286            .01

  Tung Ho Steel Enterprise Corp., 4.00% convertible

     Eurobonds July 26, 2001                                             $1,070,000          1,252          .02

                                                                                             ---------      ---------
                                                                                             -              -

                                                                                             46,830         .84

                                                                                             ---------      ---------
                                                                                             -              -



Thailand  - 5.48%

  Alphatec Electronics PLC (acquired 6/26/95, cost:                      520,000             9,483          .17
$8,516,000)
  (2)

  Ayudhya Life Assurance Co., Ltd.                                       159,300             1,098          .02

  Bangkok Bank Ltd.                                                      8,347,340           92,015

  Bangkok Bank Ltd., 3.25% convertible bond

     March 3, 2004 (acquired 8/4/94, cost: $961,000) (2)                 $1,000,000          1,015          1.74

  Bangkok Bank Ltd., 3.25% convertible

     Eurobond March 3, 2004                                              $3,630,000          3,684

  Bangkok Metropolitan Bank Public Co. Ltd.                              3,694,600           4,417          .08

  Bank of Ayudhya Ltd.                                                   6,346,240           31,120         .56

  Charoen Pokphand Feedmill Co. Ltd.                                     1,575,600           9,578          .17

  Dusit Thani Corp. Ltd.                                                 1,485,000           1,459          .03

  Electricity Generating Authority of Thailand (1)                       2,014,270           6,082

  Electricity Generating Authority of Thailand,

    local registered (1)                                                 22,530              66             .11

  Industrial Finance Corp. of Thailand                                   3,225,400           8,497          .15

  MBK Properties & Development Co. Ltd.                                  4,000,000           5,755          .10

  Nakhornthai Integrated Steels Co., Ltd.                                11,213,400          21,927         .39

  Post Publishing Co. Ltd.                                               1,010,000           5,731          .10

  Serm Suk Co. Ltd.                                                      210,166             2,129

  Serm Suk Co. Ltd., local registered                                    64,960              658            .05

  Siam City Bank Ltd.                                                    13,116,010          18,073         .32

  Siam Commercial Bank, Ltd.                                             1,340,200           12,818         .23

  Thai Farmers Bank Public Co. Ltd.                                      5,306,600           50,754         .91

  Thai Military Bank, Ltd.                                               3,243,684           13,146         .24

  Wattachak Public Co. Ltd.,

    3.50% convertible bond December 6, 2003                              $6,400,000          5,856          .11

                                                                                             ---------      ---------
                                                                                             -              -

                                                                                             305,361        5.48

                                                                                             ---------      ---------
                                                                                             -              -

Turkey  - 2.22%

  Adana Cimento Sanayii, Class A                                         10,060,512          5,921

  Adana Cimento Sanayii, Class C                                         4,004,640           480            .11

  Akbank Turk AS                                                         11,107,980          2,829          .05

  Arcelik AS                                                             30,472,886          9,312          .17

  Eczacibasi Ilac Sanayi ve Ticaret AS                                   5,706,296           1,369          .02

  Ege Biracilik ve Malt Sanayii AS                                       12,156,496          14,308         .26

  KOC Holding AS, ordinary                                               19,673,673          19,371         .35

  Medya Holdings AS, Class C (1)                                         74,984,000          2,334          .04

  Migros Turk                                                            1,440,000           1,613

  Migros Turk, rights, expire, December 24, 1995 (1)                     720,000             790            .04

  Netas Northern Electric Telekomunikasyon AS                            30,690,000          10,594         .19

  Turkiye Garanti Bankasi AS                                       98,326,514          13,354

  Turkiye Garanti Bankasi AS

    (American Depositary Receipts)  (1)                                  449,000             5,388          .34

  Turkiye Sise ve Cam Fabrikalari AS                                     89,043,312          19,348         .35

  Yapi ve Kredi Bankasi AS                                               260,869,300         16,828         .30

                                                                                             ---------      ---------
                                                                                             -              -

                                                                                             123,839        2.22

                                                                                             ---------      ---------
                                                                                             -              -





Ukraine  - 0.23%

  JP Kenny Exploration & Production Ltd.

    (acquired 2/10/95, cost: $9,750,000) (1) (2)                         4,250,000           12,863         .23

                                                                                             ---------      ---------
                                                                                             -              -



United States  - 0.07%

  Atlantic Tele Network (1)                                              270,700             2,200          .04

  Freeport-McMoRan Copper & Gold Inc., Class A                           90,000              1,856          .03

                                                                                             ---------      --------

                                                                                             4,056          .07

                                                                                             ---------      ---------
                                                                                             -              -





Venezuela  - 0.12%

  Compania de Inmuebles Y Valores Caracas (1)                            72,655,270          -              -

  Fabrica Nacional de Cementos SACA                                      14,531,054          1,410          .02

  Mavesa SA (American Depositary Receipts)

     (acquired 10/28/93, cost: $6,690,000) (2)                           861,341             2,369          .04

  Venezolana de Cementos, SACA                                           1,484,902           2,096          .04

  Venezolana de Prerreducidos Caroni CA

    (Global Depositary Shares)                                           179,000             1,074          .02

                                                                                             ---------      ---------
                                                                                             -              -

                                                                                             6,949          .12

                                                                                             ---------      ---------
                                                                                             -              -



Vietnam - 0.11%

  Vietnam Frontier Fund

   (acquired 7/21/94, cost: $3,000,000) (1) (2) (3)                      291,300             3,000          .05

  Vietnam Investment Fund (Singapore) Ltd., preferred, units

   (acquired 8/4/94, cost: $3,206,000) (1) (2) (3)                       30                  3,206

  Vietnam Investment Fund (Singapore) Ltd., ordinary, units

   (acquired 8/4/94, cost: less than $1,000) (1) (2) (3)                 6                   -              .06

                                                                                             ---------      ---------
                                                                                             -              -

                                                                                             6,206          .11

                                                                                             ---------      ---------
                                                                                             -              -





Multi National  - 0.17%

  Emerging Markets Gold Fund

    (acquired 1/28/94, cost: $9,563,000) (1) (2) (3)                     9,563               9,563          .17

                                                                                             ---------      -------





Miscellaneous  - 1.72%

  Equity-type securities in initial period of acquisition                                    95,850         1.72

                                                                                             ---------      ---------
                                                                                             -              -





TOTAL EQUITY-TYPE SECURITIES                                                                 -              -

  (cost: $3,580,889,000)                                                                     4,430,139      79.51

                                                                                             ---------      ---------
                                                                                             -              -











BONDS AND NOTES



Argentina  - 0.91%

  Republic of Argentina Bocon PIK

    7.268% April 1, 2001  (5)                                            $60,770             33,285         .60

  Republic of Argentina Bocon PIK

    5.861% April 1, 2001  (5)                                             ARP 20,430         6,678          .12

  Republic of Argentina Bocon

    5.861% April 1, 2007                                                 ARP 51,000          5,958          .10

  Republic of Argentina Eurobond Series L

    7.3125% March 31, 2005  (5)                                          $8,450              5,197          .09

                                                                                             ---------      ---------
                                                                                             -              -

                                                                                             51,118         .91

                                                                                             ---------      ---------
                                                                                             -              -



Brazil - 0.55%

  Federal Republic of Brazil Capitalization Bond PIK

   8.00% April 15, 2014                                                  10,404              5,111          .09

  Federal Republic of Brazil Debt Conversion Bond Series LI

    7.3125% April 15, 2012 (5)                                           45,750              23,790         .43

  Republic of Minas Gerais Series A

     7.875% February 10, 1999                                            1,500               1,185          .02

  Republic of Minas Gerais Series B

     8.250% February 10, 2000                                            500                 390            .01

                                                                                             ---------      ---------
                                                                                             -              -

                                                                                             30,476         .55

                                                                                             ---------      ---------
                                                                                             -              -



India - 0.02%

  Flex Industries W/W 13.50% December 31, 2004                            INR 7,876          953            .02

                                                                                             ---------      ---------
                                                                                             -              -



Indonesia - 0.04%

  Tjiwi Kimia International Finance Co.

     13.25% bond August 1, 2001                                          2,000               2,120          .04

                                                                                             ---------      ---------
                                                                                             -              -



Mexico  - 0.15%

  Tubos de Acero de Mexico,

    13.75% December 8, 1999                                              7,500               6,628          .12

  United Mexican States MYRA (multi-year restructuring

    agreement)/Agent-Citibank, NA/Loan Participation
Agreements

    (Participation-Salomon Brothers, Inc.) (1) (5) (6) (7)               750                 521            .01

  United Mexican States MYRA (multi-year restructuring agreement)/

    Agent-International Mexican Bank Ltd./

    Loan Participation Agreements

    (Participation-Morgan Guaranty Trust, NA) (1) (5) (6) (7)            1,495               1,039          .02

                                                                                             ---------      ---------
                                                                                             -              -

                                                                                             8,188          .15

                                                                                             ---------      ---------
                                                                                             -              -





Panama  - 0.41%

  Republic of Panama 7.25% May 10, 2002                                  1,750               1,339          .02

  Republic of Panama/Agent-Citibank, NA/

    Loan Participation Agreements

    (Participation-Citibank, NA) (1) (5) (6) (7)                         71,580              21,759         .39

                                                                                             ---------      ---------
                                                                                             -              -

                                                                                             23,098         .41

                                                                                             ---------      ---------
                                                                                             -              -



Peru  - 0.94%

  Republic of Peru/Agent-Bankers Trust Company/

     Loan Participation Agreements

     (Participation-Citibank, NA) (1)(5)(6)(7)                           10,764              3,019          .05

  Republic of Peru/Agent-Chemical Bank/

     Loan Participation Agreements

     (Participation-Citibank, NA)(1)(5)(6)(7)                            3,544               1,006          .02

  Republic of Peru/Agent-Chemical Bank/

     Loan Participation Agreements

     (Participation-Morgan Guaranty Trust, NA) (1)(5)(6)(7)              4,085               1,150          .02

  Republic of Peru/Agent-Citibank, NA/

     Loan Participation Agreements

     (Participation-Salomon Brothers) (1)(5)(6)(7)                       20,278              5,505          .10

  Republic of Peru/Agent-Citibank, NA/

     Loan Participation Agreements

     (Participation-Citibank, NA) (1)(5)(6)(7)                           20,970              5,997          .11

  Republic of Peru/Agent-Citibank, NA/

     Loan Participation Agreements

     (Participation-Morgan Guaranty Trust, NA) (1)(5)(6)(7)              41,364              12,437         .22

  Republic of Peru/Agent-Morgan Guaranty Trust/

     Loan Participation Agreements

     (Participation-Morgan Guaranty Trust, NA) (1)(5)(6)(7)              8,720               2,444          .04

  Republic of Peru/Agent-Wells Fargo Bank

     Loan Participation Agreements

     (Participation-Citibank, NA) (1)(5)(6)(7)                           20,657              5,851          .11

  Republic of Peru/Agent-Wells Fargo Bank

     Loan Participation Agreements

     (Participation-Morgan Guaranty Trust, NA) (1)(5)(6)(7)              35,534              10,005         .18

  Republic of Peru/Agent-J.P. Morgan/

     Loan Participation Agreements

     (Participation-Morgan Guaranty Trust, NA) (1)(5)(6)(7)              17,719              5,031          .09



                                                                                             ---------      ---------
                                                                                             -              -

                                                                                             52,445         .94



Philippines  - 0.07%

  Subic Power Corp. 9.50% December 28, 2008 (1)                          2,793               2,577          .05

  Subic Power Corp. 9.50% Eurobonds

    December 28, 2008 (1)                                                1,397               1,288          .02

                                                                                             ---------      ---------
                                                                                             -              -

                                                                                             3,865          .07





Poland  - 0.07%

  Poland Eurobonds 7.125% October 27, 2024 (5)                           5,250               4,043          .07

                                                                                             ---------      ---------
                                                                                             -              -



TOTAL BONDS AND NOTES (cost: $168,501,000)                                                   176,306        3.16





SHORT-TERM SECURITIES



CORPORATE SHORT-TERM NOTES  - 11.00%



  ABN AMRO North America Finance Inc. 5.92%-5.94%

    due 7/11-7/12/95                                                     39,600              $39,529        .71

  Bayer Corp 5.84%-5.98% due 7/25-8/7/95                                 100,000             99,485         1.79

  Canadian Imperial Holdings, Inc. 5.92%-5.96% due                       38,400              38,264         .69
7/20-7/24/95

  Deutsche Bank Financial Inc. 5.88%-5.94% due 7/5-7/7/95                53,000              52,944         .95

  Exxon Imperial U.S. Inc. 5.85%-5.97% due 7/6-8/7/95                    63,111              62,913         1.13

  National Australia Funding (Delaware) Inc. 5.92%-5.95% due             67,000              66,934         1.20
  7/6/95

  Panasonic Finance Inc. 5.93%-5.95% due 7/14-7/21/95                    28,000              27,906         .50

  RTZ America, Inc. 5.94%-6.07% due 7/6-7/26/95                          27,800              27,733         .50

  Siemens Corp. 5.94% due 7/18/95                                        25,000              24,926         .45

  SmithKline Beecham 5.93%-5.95% due 7/6-7/17/95                         65,000              64,863         1.16

  Sony Capital Corp 5.95%-6.20% due 7/3-7/19/95                          21,800              21,771         .39

  Toyota Motor Credit Corp. 5.94%-5.95% due 7/12-7/17/95                 49,000              48,886         .88

  Unilever Capital Corp. 5.84%-5.96% due 7/10-8/29/95                    36,600              36,487         .65

                                                                                             ---------      ---------
                                                                                             -              -

                                                                                             612,641        11.00

                                                                                             ---------      ---------
                                                                                             -              -





Certificates of Deposit  - 3.81%

  Abbey National Treasury Services PLC Eurocertificates

      6.02% due 7/19/95                                                  25,000              25,000         .45

  Banque Nationale de Paris 5.89%-6.02% due 7/5-8/8/95                   75,000              75,000         1.34

  Societe Generale 5.99%-6.05% due 7/5-8/11/95                           64,700              64,700         1.16

  Swiss Bank Corp. 5.80%-6.01% due 7/21-8/7/95                           48,000              48,000         .86

                                                                                             ---------      ---------
                                                                                             -              -

                                                                                             212,700        3.81

                                                                                             ---------      ---------
                                                                                             -              -



Non-U.S. Government Short -Term Obligations - 0.94%

  Polish Government Treasury Bills due 4/18-5/22/96                      PLZ  14,200         4,931          .09

  Turkish Government Treasury Bills due 12/6/95-1/5/96                   TRL  2,914,545      47,301         .85

                                                                                             ---------      ---------
                                                                                             -              -

                                                                                             52,232         .94

                                                                                             ---------      ---------
                                                                                             -              -

Non-U.S. Currency  - 1.62%

  Chilean Peso                                                           CHP 14,768,663      39,562         .71

  New Taiwanese Dollar                                                   N$   1,313,403      50,856         .91

                                                                                             ---------      ---------
                                                                                             -              -

                                                                                             90,418         1.62

                                                                                             ---------      ---------
                                                                                             -              -



TOTAL SHORT-TERM SECURITIES (cost: $965,662,000)                                             967,991        17.37

                                                                                             ---------      ---------
                                                                                             -              -

TOTAL INVESTMENT SECURITIES (cost: $4,715,052,000)                                           5,574,436      100.04

Excess of  liabilities over cash and receivables                                             2,626          .04

                                                                                             ---------      ---------
                                                                                             -              -

NET ASSETS                                                                                   $5,571,81      100.00
                                                                                             0

                                                                                             =========      =========
                                                                                             =              =




(1) Non-income producing securities.
(2) Purchased in a private plament transaction; resale to the public may require registration, and no right to demand registration under U.S. law exists. As of June 30, 1995, the total market value and cost of such securities was $391,421,000 and $382,180,000, respectively, and the market value represented 7.03% of net assets.
(3) Includes an unfunded capital commitment representing a binding commitment made by the fund which may be paid in the future.
(4) A Luxembourg-based, closed-end investment fund seeking long-term capital appreciation through investments in Eastern and Central Europe and the former Soviet Union, and for which
Capital International, Inc. serves as the investment adviser.
(5) Coupon rate may change periodically.
(6) Security is currently in default.
(7) Participation interests were acquired through the financial institution indicated parenthetically.
Non-U.S. Currency Symbols:
  ARP - Argentine Peso
  CHP - Chilean Peso
  INR - Indian Rupee
  IR  - Indonesian Rupiah
  NT$ - New Taiwanese Dollar
  PLZ - Polish Zloty
  R$ - Brazilian Real
  TRL - Turkish Lira
See Notes to Financial Statements
EQUITY-TYPE SECURITIES ADDED TO THE
PORTFOLIO SINCE DECEMBER 31, 1994
-----------------------------------
Abacan Resource
Alphatec Electronics
Benpres Holdings
Central Costanera
Central Puerto
Cimenterie de l'Oriental
Compania de Inmuebles y Valores Caracas
Electricity Generating Authority of Thailand
Freeport-McMoran Copper & Gold
Grupo Financiero Banorte
Guangdong Electric Power
Hindalco Industries
Hocheng
Huaneng Power International
Jaya Real Property
JP Kenny Exploration & Production
Madras Cement
PT Mayora Indah
Migros Turk
PT Modern Photo Film
National Development Bank
Nedcor
Netas Northern Electric Telekomunikasyon AS
Portugal Telecom
PT Praxair Indonesia
Raymond Woolen Mills
Refrigeracao Parana
Shinhan Bank
Sigma Alimentos
Sime UEP Properties
Sociedad Comercial del Plata
SPT Telecom
Ssangyong Investment & Securities
SsangYong Oil Refining
Star Mining
Tata Engineering and Locomotive
Technology Resources Industries
TVI-Televisao Independente
Turkiye Sise ve Cam Fabrikalari
Yapi ve Kredi Bankasi
Zhenhai Refining & Chemical
Zywiec (Zaklady Piwowarskie w Zywcu SA)
EQUITY-TYPE SECURITIES ELIMINATED FROM THE
PORTFOLIO SINCE DECEMBER 31, 1994
------------------------------------------
A.G. Petzetakis
Ayudhya Insurance
Banco do Braxil
Banque Indosuez Lux Sivensa
PT Barito Pacific Timber
Carter Holt Harvey
Ceramica Carabobo
Coca-Cola FEMSA
Compania de Cemento Argos
Elf Gabon
Fomento Economico Mexicano
Formosa Growth Fund
Global Mark International*
Grupo Embotellador de Mexico
Grupo Financiero Bancomer
Grupo Financiero Serfin
Grupo Industrial Durango
Hellas Can-Packaging Manufacturers
Hylsamex
Interag
Ipako
Kia Motors
Korea Fund
Leong Hup Holdings
Mannesmann
MBf Capital
Oriental Holdings
President Enterprises
Ripasa SA Celulose e Papel
PT Semen Cibinong
PT Semen Gresik
PT Sepanjang Surya Gas
Tenaga Nasional
United Communication Industry
*Global Mark International's convertible debentures were exchanged for holdings in PT Indofood Sukses Makmur.
FINANCIAL STATEMENTS



Statement of Assets and Liabilities
at June 30, 1995                                      (dollars in thousands)

-----------------------------------------------------------------------------------------------




Assets:

Investment securities at market

 (cost: $4,715,052) ...............                                                 $5,574,436

Cash ...............................                                                2,148

Non-U.S. taxes receivable                                                           478

Receivables for--

 Sales of investments .............                         $39,439

 Dividends and accrued interest ...                         50,750                  90,189

                                                            ----------------        ----------------

                                                                                    5,667,251



Liabilities:

Payables for--

 Purchases of investments .........                         53,277

 Unfunded capital commitments                               37,508

 Management services ..............                         3,111

 Accrued expenses .................                         1,545                   95,441

                                                            ----------------        ----------------

Net Assets at June 30, 1995 --

 Equivalent to $52.36 per share on

 106,420,215 shares of $0.01 par value

 capital stock outstanding (authorized

 capital stock -- 200,000,000 shares).........                                      $5,571,810

                                                                                    ============



Statement of Operations                                     (dollars in thousands)

for the Year Ended June 30, 1995



Investment Income:

Income:

 Dividends ........................                         $81,640

 Interest .........................                         50,169                  $131,809

                                                            ----------------

Expenses:

 Management services fee ..........                         34,286

 Custodian fee ....................                         9,696

 Registration statement and prospectus                      512

 Taxes other than federal

  income tax .....................                          123

 Auditing and legal fees ..........                         120

 Reports to shareholders ..........                         10

 Other expenses ...................                         938                     45,685

                                                            ----------------        ----------------

Income before non-U.S. taxes........                                                86,124

Non-U.S. taxes......................                                                (1,109)

                                                                                    ----------------

Net investment income ..............                                                85,015

                                                                                    ----------------

Realized Gain and Unrealized

 Depreciation on Investments:

Realized gain before non-U.S. taxes.....                    333,308

Non-U.S. taxes......................                        (27,954)

                                                            ----------------

 Net realized gain ..................                                               305,354

Net change in unrealized appreciation:

 Beginning of year ................                         1,369,217

 End of year ......................                         859,160

                                                            ----------------

  Net unrealized depreciation ......                        (510,057)

  Non-U.S. taxes..                                          23,100                  (486,957)

                                                            ----------------        ----------------

 Net realized gain and unrealized

  depreciation on investments .............                                         (181,603)

                                                                                    ----------------

Net Decrease in Net Assets Resulting

 from Operations ....................                                               ($96,588)

                                                                                    ==============



Statement of Changes in Net Assets

                                                            (dollars in thousands)

                                                            Year Ended June 30, 1995





                                                                      1995                    1994

                                                            ----------------        ----------------

Operations:

 Net investment income ..............                       $85,015                 $33,606

 Net realized gain on investments ...                       305,354                 272,998

 Net unrealized appreciation (depreciation)

  on investments ...................                        (486,957)               611,134

                                                            ----------------        ----------------

  Net increase (decrease)in net assets

   resulting from operations ......                         (96,588)                917,738

                                                            ----------------        ----------------

Dividends and Distributions Paid

 to Shareholders:

 Dividends from net

  investment income ................                        (61,624)                (32,744)

 Distributions from net realized

  gain on investments ..............                        (456,090)               (71,721)

                                                            ----------------        ----------------

  Total dividends and

   distributions ..................                         (517,714)               (104,465)

                                                            ----------------        ----------------

Capital Share Transactions:

 Proceeds from shares sold:

  26,840,022 and 11,985,661 shares, respectively            1,502,619               681,214

 Proceeds from shares issued in

  reinvestment of net investment

  income dividends and

  distributions of net realized

  gain on investments:

  8,593,036 and 1,727,157 shares,

  respectively ......................                       513,177                 101,629

                                                            ----------------        ----------------

  Net increase in net assets

   resulting from capital share

   transactions ...................                         2,015,796               782,843

                                                            ----------------        ----------------

Total Increase in Net Assets                                1,401,494               1,596,116



Net Assets:

 Beginning of year ..................                       4,170,316               2,574,200

                                                            ----------------        ----------------

 End of year (including excess distributions

  over net investment income: $2,410 and $2,495,

  respectively)                                             $5,571,810              $4,170,316

                                                            ==========              ==========


**************************

Notes to Financial Statements

1. Emerging Markets Growth Fund, Inc. (the "fund") is registered under the Investment Company Act of 1940 as a closed-end, diversified management investment company. The following paragraphs summarize the significant accounting policies consistently followed by the fund in the preparation of its financial statements:

  Equity-type securities are stated at market value based upon closing sales prices reported on recognized securities exchanges on the last business day of the year or, in the absence of any sales, upon last reported bid prices on that date. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Directors as the primary market. Equity-type securities traded primarily in the over-the-counter market are valued at the last available sale prior to the time of valuation, or, lacking any sales, at the last reported bid price. Bonds and notes are valued at prices obtained from a bond-pricing service provided by a major dealer in bonds, when such prices are available; however, in circumstances where the investment adviser deems it appropriate to do so, such securities will be valued at the mean of their representative quoted bid and asked prices or, if such prices are not available, at the mean of such prices for securities of comparable maturity, quality, and type. Short-term securities with original or remaining maturities in excess of 60 days are valued at the mean of their quoted bid and asked prices. Short-term securities with 60 days or less to maturity are amortized to maturity based on their cost to the fund if acquired within 60 days of maturity or, if already held by the fund on the 60th day, based on the value determined on the 61st day. Securities for which market quotations are not readily available (including restricted securities which are subject to limitations as to their sale), or which are not deemed to represent market value, are valued at fair value as determined in good faith by the Valuation Committee of the Board of Directors.

  As is customary in the mutual fund industry, securities transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses from securities transactions are reported on an identified cost basis. Dividend and interest income is reported on the accrual basis.
Discounts on securities purchased are amortized over the life of the respective securities. The fund does not amortize premiums on securities purchased. Dividends and distributions paid to shareholders are recorded on the ex-dividend date.

  Investment securities, cash balances, and other assets and liabilities denominated in non-U.S. currencies are recorded in the financial statements after translation into U.S. dollars utilizing rates of exchange on the last business day of the year. Purchases and sales of investment securities, dividend and interest income, and certain expenses are calculated at the rates of exchange prevailing on the respective dates of such transactions. Gains and losses that arise from changes in exchange rates are not segregated from gains and losses that arise from changes in market prices of investments. The effects on net investment income arising from changes in exchange rates are also not segregated.

  Unfunded capital commitments represent agreements which  obligate the fund to
meet capital calls in the future.   Payment would be made when a capital call
is requested.   Capital calls can only be made if and when certain
requirements have been fulfilled; thus, the timing of such capital calls cannot be readily determined. Unfunded capital commitments are recorded at the amount that would be paid when and if capital calls are made.

  Pursuant to the custodian agreement, the fund receives credits against its custodian fee for imputed interest on certain balances with the custodian
bank.   The custodian fee of $9,696,000 includes $446,000 that was  paid by these credits rather than in cash.

2. Investing in securities of issuers in a variety of developing countries involves certain special investment risks, which may include investment and repatriation restrictions, currency volatility, government involvement in the private sector, limited investor information, shallow securities markets, certain local tax law considerations, and limited regulation of the securities markets.

 Dividend income, and interest income, net realized gain and net unrealized gain, of the fund derived in Chile are subject to certain non-U.S. taxes at rates of 20% and 35%, respectively. Net realized gain and net unrealized gain of the fund derived in India are subject to certain non-U.S. taxes at a rate of 10%. The fund provides for such non-U.S. taxes on investment income, net realized gain, and net unrealized gain.

3. It is the fund's policy to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income, including any net realized gain on investments, to its shareholders. Therefore, no federal income tax provision is required.

 As of June 30, 1995, net unrealized appreciation on investments for federal income tax purposes aggregated $846,804,000, net of accumulated deferred taxes totaling $4,167,000 on net unrealized appreciation of Chilean and Indian securities, of which $1,266,959,000 related to appreciated securities and $420,155,000 related to depreciated securities. During the year ended June 30, 1995, the fund realized, on a tax basis, a net capital gain of $301,338,000 on securities transactions. The cost of portfolio securities for federal income tax purposes was $4,723,465,000 at June 30, 1995.

4. The fee of $34,286,000 for management services was paid pursuant to an agreement with Capital International, Inc. (CII), with which certain officers and Directors of the fund are affiliated. The Investment Advisory and Service Agreement provides for monthly fees, accrued weekly, based on an annual rate of 0.90% on the first $400 million of the fund's net assets; 0.80% of such assets in excess of $400 million but not exceeding $1 billion; 0.70% of such assets in excess of $1 billion but not exceeding $2 billion; 0.65% of such assets in excess of $2 billion but not exceeding $4 billion; 0.625% of such assets in excess of $4 billion but not exceeding $6 billion; 0.60% of such assets in excess of $6 billion but not exceeding $8 billion; 0.58% of such assets in excess of $8 billion but not exceeding $11 billion; and 0.56% of such assets in excess of $11 billion. CII is owned by Capital Group International, Inc., which is a wholly owned subsidiary of The Capital Group Companies, Inc.

5. As of June 30, 1995, accumulated undistributed net realized gain on investments was $105,603,000 and additional paid-in capital was $4,612,560,000. The fund made purchases and sales of investment securities, excluding short-term securities, of $1,966,143,000 and $1,067,577,000, respectively, during the year ended June 30, 1995.

 Dividend and interest income is recorded net of non-U.S. taxes paid. For the year ended June 30, 1995, such non-U.S. taxes were $10,377,000. Net realized currency losses on dividends, interest, withholding taxes reclaimable, and sales of non-U.S. bonds were $168,000 for the year ended June 30, 1995.

     In accordance with SOP 93-2, the fund reclassified $23,306,000 from undistributed net investment income to additional paid-in capital and $24,141,000 from additional paid-in capital to undistributed net realized gains for the year ended June 30, 1995.

PER-SHARE DATA AND RATIOS



                                                            YEAR ENDED JUNE 30


                                               1995           1994           1993         1992          1991

                                               ------------------------------------------------




NET ASSET VALUE, BEGINNING OF YEAR             $58.75         $44.95         $38.64       $32.73        $32.81

                                               --------       --------       -------      -------       -------

INCOME FROM INVESTMENT OPERATIONS:

 NET INVESTMENT INCOME ......                  .87            .53            .62          .55           .83

 NET REALIZED AND UNREALIZED

 GAINS (LOSSES) ON INVESTMENTS

 BEFORE NON-U.S. TAXES .....                   (.79)          15.29          7.33         8.87          3.89

 NON-U.S. TAXES ................               (.03)          (.39)          .06          (.28 )        (.38 )

                                               --------       --------       -------      -------       -------

 TOTAL INCOME FROM INVESTMENT

  OPERATIONS..............                     .05            15.43          8.01         9.14          4.34

                                               --------       --------       -------      -------       -------

LESS DISTRIBUTIONS:

  DIVIDENDS FROM NET INVESTMENT

  INCOME ....................                  (.63)          (.49)          (.56)        (.56)         (.92)

  DISTRIBUTIONS FROM NET REALIZED

   GAIN.................                       (5.81)         (1.14)         (1.14)       (2.67)        (3.50)

                                               --------       --------       -------      -------       -------

   TOTAL DISTRIBUTIONS .......                 (6.44)         (1.63)         (1.70)       (3.23)        (4.42)

                                               --------       --------       -------      -------       -------

NET ASSET VALUE, END OF YEAR ..                $52.36         $58.75         $44.95       $38.64        $32.73

                                               =======        =======        =======      ========      =======

TOTAL RETURN  ....................             (1.22)%        34.33%         21.55%                     18.08%
                                                                                          29.73%



RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF YEAR (IN MILLIONS)          $5,572         $4,170         $2,574       $1,561        $703

RATIO OF EXPENSES TO AVERAGE NET               .91%           1.00%          1.01%        1.11%         1.18%
ASSETS

RATIO OF EXPENSES AND NON-U.S. TAXES

 TO AVERAGE NET ASSETS ...........             .94%           1.04%          1.07%        1.18%         1.31%

RATIO OF NET INCOME TO AVERAGE

 NET ASSETS ..........                         1.70%          .91%           1.82%        1.84%         2.78%

PORTFOLIO TURNOVER RATE ............           23.75%         18.13%         11.97%       16.03%        26.38%


REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Shareholders of Emerging Markets Growth Fund
In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the per-share data and ratios present fairly, in all material respects, the financial position of Emerging Markets Growth Fund (the "Fund") at June 30, 1995, the results of its operations, the changes in its net assets, and the per-share data and ratios for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and per-share data and ratios (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based upon our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 1995 by correspondence with the custodian and brokers and application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.

/s/PRICE WATERHOUSE
PRICE WATERHOUSE
Los Angeles, California
August 10, 1995

TAX INFORMATION (UNAUDITED)

The fund makes an election under the Internal Revenue Code Section 853 to pass through foreign taxes paid by the fund to its shareholders. The total amount of foreign taxes passed through to shareholders for the year ended June 30, 1995 totals $0.58450 per share.

None of the distributions paid by the fund from investment income earned in the year ended June 30, 1995 qualifies for the corporate dividends-received deduction. None of the dividends paid to shareholders was derived from interest on direct U.S. Treasury obligations.

This information is given to meet certain requirements of the Internal Revenue Code and should not be used by shareholders for preparing their income tax returns. for tax return preparation purposes, please refer to the annual information on the taxability of distributions supplied by the fund.